UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A

_______________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LQR HOUSE INC.
(Name of Registrant as Specified in Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below in exhibit required by Item 25(b) Exchange Act Rules 14a-6(i)(14) and 0-11.

6538 Collins Ave. Suite 344
Miami Beach, Florida 33141

NOTICE OF 2026 SPECIAL MEETING OF STOCKHOLDERS
To Be Held On February 23, 2026

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of LQR House Inc., a Nevada corporation (the “Company”), will be held on February 23, 2026, at 10:00 a.m., Eastern Time, in a virtual meeting format, which will be conducted via live webcast. You may attend the Special Meeting online, vote your shares electronically and submit questions by registering in advance at https://meeting.vstocktransfer.com/LQRHOUSEINCFEB26.

The Special Meeting will be held for the following purposes:

1.      To approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), at the discretion of our Board of Directors (the “Board”), to effect one or more reverse stock splits over the course of the next two years (each a “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.0001 per share (the “common stock”), including any common stock held by the Company as treasury shares, at any time prior to or on February 23, 2028, at a ratio of 1-for-40 to 1-for-800 (the “Range”) provided that the aggregate splits will not exceed 1-for-800, with the ratio within such Range to be determined at the discretion of our Board (or any of its delegated authorized persons) without further approval or authorization of our stockholders (such action is referred to herein as the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal” or “Proposal 1”);

2.      To approve the reincorporation of the Company from the State of Nevada to the State of Delaware by conversion (such action is referred to herein as the “Delaware Reincorporation” and such proposal is referred to herein as the “Delaware Reincorporation Proposal” or “Proposal 2”);

3.      To approve a proposal to amend our Articles of Incorporation to increase the number of authorized shares of our common stock, par value $0.0001 per share, from 350,000,000 to 1,500,000,000 shares (such proposal is referred to herein as the “Increase of Authorized Stock Proposal” or “Proposal 3”)

4.      To approve a proposal to re-elect Hong Chun Yeung, Yilin Lu, Lijun Chen and Kah Loong Randy Yeo and to elect Hon Kit Anthony Kwong to serve on the Company’s Board until the Company’s 2027 annual stockholders meeting and until their successors are duly elected and qualified (such proposal is referred to herein as the “Director Election Proposal” or “Proposal 4); and

5.      To transact such other business as may properly come before the Special Meeting or any continuations, adjournments, and postponements thereof (such proposal is referred to herein as the “Adjournment Proposal” or “Proposal 5”).

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Special Meeting.

Our Board has established the close of business on January 20, 2026 as the “record date” for the Special Meeting. This means that you are entitled to notice of, and to vote at, the Special Meeting or any continuations, adjournments, and postponements thereof if our stock records show that you owned our common stock at that time.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide our proxy materials to our stockholders using the “full set delivery option” in connection with the Special Meeting, pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, we are delivering to our stockholders paper copies of the accompanying proxy statement and form of proxy card (collectively, the “Proxy Materials”) by mail. In addition to delivery of the Proxy Materials to our stockholders, we will post the Proxy Materials on a publicly accessible website and provide information to our stockholders about how to access the website. The proxy statement is dated January 28, 2026 and is first being mailed to stockholders on or about February 4, 2026.

Please see the “Questions and Answers About the Special Meeting and Voting” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Special Meeting, including the ability of stockholders to submit questions during the Special Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Special Meeting. You will not be able to attend the Special Meeting in person.

Your vote is important.    Whether or not you plan to attend the Special Meeting virtually and vote your shares online, it is important that your shares be represented. You may vote over the Internet, via telephone or by mail. You are urged to vote in accordance with the instructions set forth in the Proxy Materials. We encourage you to vote by proxy so that your shares will be represented and voted at the Special Meeting, whether or not you can attend. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote online during the Special Meeting. If your shares are held in “street name” (i.e., held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means, at your earliest convenience.

After careful consideration of all relevant factors, the Board has determined that the Reverse Stock Split Proposal, Delaware Reincorporation Proposal, Increase of Authorized Stock Proposal and Director Election Proposal are advisable and recommends that you vote or give instruction to vote “FOR” each proposal.

Enclosed is the Proxy Statement containing detailed information concerning the Reverse Stock Split Proposal, Delaware Reincorporation Proposal, Increase of Authorized Stock Proposal, Director Election Proposal, Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

On behalf of the Board and management, it is my pleasure to express our appreciation for your continued support.

By Order of the Board of Directors,
/s/ Sean Dollinger
Sean Dollinger
Chief Executive Officer and Director
January 28, 2026
Miami, Florida

i

LQR House Inc.

6538 Collins Ave. Suite 344
Miami Beach, Florida 33141

PROXY STATEMENT FOR THE 2026 SPECIAL MEETING OF STOCKHOLDERS
To Be Held on February 23, 2026

The Board of Directors of LQR House Inc. (the “Board of Directors,” “Board,” or “our Board”) is soliciting proxies from stockholders for its use at the 2026 special meeting of our stockholders (the “Special Meeting”), and at any continuation, postponement, or adjournment of that meeting. The Special Meeting is scheduled to be held on February 23, 2026, at 10:00 a.m., Eastern Time, in a virtual meeting format, which will be conducted via live webcast. Please register in advance of the Meeting at https://meeting.vstocktransfer.com/LQRHOUSEINCFEB26. In this proxy statement, “we,” “our,” “us,” the “Company,” “LQR,” and similar designations refer to LQR House Inc. The mailing address of our principal executive offices is LQR House Inc., 6538 Collins Ave. Suite 344 Miami Beach, Florida 33141.

Please see the “Questions and Answers About the Special Meeting and Voting” section of this proxy statement for more details regarding the logistics of the virtual Special Meeting, including the ability of stockholders to submit questions during the Special Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Special Meeting. You will not be able to attend the Special Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of the Board of Directors with respect to each of the matters set forth in the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

On or about February 4, 2026, we will commence mailing this proxy statement and form of proxy card to all stockholders of record entitled to notice of, and to vote at, the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 SPECIAL STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 23, 2026

This proxy statement and the accompanying proxy card are available for viewing, printing and downloading at http://ts.vstocktransfer.com/irhlogin/LQRHOUSEINC. Copies of the proxy materials will be mailed to all stockholders of record entitled to notice of, and to vote at, the Special Meeting, and will also be available on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why are we calling this Special Meeting?

We are calling the Special Meeting to seek the approval of our stockholders:

1.      To approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), at the discretion of our Board of Directors, to effect one or more reverse stock splits over the course of the next two years (each a “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.0001 per share (the “common stock”), including any common stock held by the Company as treasury shares, at any time prior to or on February 23, 2028, at a ratio of 1-for-40 to 1-for-800 (the “Range”) provided that the aggregate splits will not exceed 1-for-800, with the ratio within such Range to be determined at the discretion of our Board of Directors (or any of its delegated authorized persons) without further approval or authorization of our stockholders (such action is referred to herein as the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal” or “Proposal 1”);

2.      To approve the reincorporation of the Company from the State of Nevada to the State of Delaware by conversion (such action is referred to herein as the “Delaware Reincorporation” and such proposal is referred to herein as the “Delaware Reincorporation Proposal” or “Proposal 2”);

3.      To approve a proposal to amend our Articles of Incorporation to increase the number of authorized shares of our common stock, par value $0.0001 per share, from 350,000,000 to 1,500,000,000 shares (such proposal is referred to herein as the “Increase of Authorized Stock Proposal” or “Proposal 3”)

4.      To approve a proposal to re-elect Hong Chun Yeung, Yilin Lu, Lijun Chen and Kah Loong Randy Yeo and to elect Hon Kit Anthony Kwong to serve on the Company’s Board until the Company’s 2027 annual stockholders meeting and until their successors are duly elected and qualified (such proposal is referred to herein as the “Director Election Proposal” or “Proposal 4); and

5.      To transact such other business as may properly come before the Special Meeting or any continuations, adjournments, and postponements thereof (such proposal is referred to herein as the “Adjournment Proposal” or “Proposal 5”).

What are the Board’s recommendations?

Our Board believes that the approval of the proposals is advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each Proposal.

Who is entitled to vote at the meeting?

Our Board has established the close of business on January 20, 2026, as the “record date” for the Special Meeting. This means that you are entitled to notice of, and to vote, at the Special Meeting (and any continuations, adjournments and postponements thereof) if our records show that you owned our common stock at that time. As of the record date, 21,371,656 shares of our common stock were issued and outstanding. Each issued and outstanding share of common stock as of the record date is entitled to one vote on each matter properly to come before the Special Meeting and can be voted only if the record owner of that share, determined as of the record date, votes during the live webcast of the meeting or is represented by proxy.

What will I need in order to attend the Special Meeting Online?

You may attend the Special Meeting via live webcast by registering in advance at https://meeting.vstocktransfer.com/LQRHOUSEINCFEB26, vote your shares and, after the meeting adjourns, ask a question during the Special Meeting. You may attend the Special Meeting by registering at https://meeting.vstocktransfer.com/LQRHOUSEINCFEB26. A Zoom account is required to register. Further instructions on how to vote are set forth below in the question “How do I vote at the Special Meeting?” If you do not comply with the procedures outlined in this proxy statement, you will not be admitted to the virtual Special Meeting. Online access will begin at 10:00 a.m. Eastern Time on February 23, 2026, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time on February 23, 2026.

How do I vote at the Special Meeting?

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

Record holders may cast their vote on VStock Transfer, LLC’s (“VStock”) online portal during the meeting by entering the Control Number, which is included on your proxy card, at the link available in the “Resources” button during the Special Meeting.

If available, you may vote by e-mail or fax by following the instructions provided on the proxy card. If your shares are not held in your name and instead are held in an account at a brokerage firm, bank, dealer or other similar organization, you are the beneficial owner of shares held in street name and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting by registering in advance at https://meeting.vstocktransfer.com/LQRHOUSEINCFEB26. Since you are not the stockholder of record for any shares held in street name, you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other agent and provide that in addition to a completed voting form indicating your vote to vote@vstocktransfer.com prior to the Special Meeting.

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Special Meeting live webcast. Please be sure to check in by 9:00 a.m. Eastern time, on February 23, 2026, the day of the Special Meeting, so that we may address any technical difficulties before the Special Meeting live webcast begins. If you encounter any difficulties accessing the Special Meeting live webcast during the check-in or meeting time, please e-mail proxy@vstocktransfer.com or call Zoom support at (888) 799-9666.

The Company urges you to vote before February 20, 2026 to ensure that your vote is timely received and counted.

Can I change my mind after I vote?

You may change your vote at any time before the polls close at the Special Meeting. You may do this by:

•        signing another proxy card with a later date and returning it to us prior to the Special Meeting; or

•        voting again during the virtual Special Meeting or e-mail or fax prior to the Special Meeting.

Your attendance at the Special Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

May stockholders ask questions?

Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Special Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the meeting via live webcast, you may request to ask a question during the Special Meeting by utilizing the “Q&A” button during the Special Meeting. Questions will be answered as time allows.

Who will count the votes?

The Company’s transfer agent, VStock will utilize its voting system to collect and process votes for beneficial holder and will coordinate with Broadridge Financial Solutions, Inc. to gather information with regard to votes submitted by brokers and tabulate the final voting count. A representative of VStock an independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

What constitutes a quorum?

The holders of at least thirty-three and one-third percent (33 1/3%) of the issued and outstanding shares of the Company’s capital stock entitled to vote at such meeting, present by remote communication or represented by proxy, constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Special Meeting.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is VStock, which may be reached at (212) 828-8436.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposals to be voted on at our Special Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

How many votes are needed to approve the Reverse Stock Split Proposal, Delaware Reincorporation Proposal and Increase of Authorized Stock Proposal?

The affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares as of the record date and entitled to vote at the Special Meeting is required to approve the Reverse Stock Split Proposal, the Delaware Reincorporation Proposal and the Increase of Authorized Stock Proposal. As a result, abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” Proposal 1, Proposal 2 and Proposal 3. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How many votes are needed to elect directors?

Directors are elected by a plurality of the votes properly cast in person, by remote communication, or by proxy. You may vote “FOR,” “AGAINST,” or “ABSTAIN” for each nominee. Unless you mark “AGAINST” or “ABSTAIN” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the five (5) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

How many votes are needed to approve the Adjournment Proposal?

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the Adjournment Proposal. Abstentions and broker non-votes, if any, will have no effect on the results of this vote.

If I hold my shares in street name, will my broker, bank or other holder of record vote my shares for me?

If you hold your shares of common stock in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted depends on the type of item being considered for a vote.

Non-Discretionary Items.    The Reverse Stock Split, the Delaware Reincorporation, the approval of the increase of authorized stock and the election of directors are non-discretionary items and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of common stock will be represented by “broker non-votes” in the case of these proposals.

Discretionary Items.    The approval of the adjournment of the Special Meeting for solicitation to permit further solicitation of proxies, if necessary or appropriate, is a discretionary item. Generally, brokers, banks and/or other holders of record that do not receive voting instructions from you may vote on these proposals in their discretion and these votes will be counted for purposes of determining a quorum.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of VStock, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

When will the Company announce the voting results?

The Company may announce preliminary voting results after the adjournment of the Special Meeting and will announce the final voting results of the Special Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Special Meeting.

What if other matters are presented for consideration at the Special Meeting?

The Company knows of no other matters to be submitted to the stockholders at the Special Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Whom do I call if I have questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact the Company at (786) 389-9771.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

PROPOSAL 1 — APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Overview

Our Articles of Incorporation currently authorizes the Company to issue a total of 350,000,000 shares of common stock, $0.0001 par value per share. On January 15, 2026, subject to stockholder approval, our Board approved an amendment to the Articles of Incorporation, at the discretion of our Board over the course of the next two years, to effect one or more Reverse Stock Splits of our common stock, each at a ratio of between 1-for-40 to 1-for-800, provided that the aggregate split ratio will not exceed 1-for-800, including any shares held by the Company as treasury shares, at any time prior to or on February 23, 2028, with the exact ratio within such Range to be determined by our Board (or any of its delegated authorized persons) at its or their discretion without further approval or authorization of our stockholders. We believe that the Range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. In determining whether to implement a Reverse Stock Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•        the historical trading price and trading volume of our common stock;

•        the then prevailing trading price and trading volume of our common stock and the anticipated impact of a Reverse Stock Split on the trading market for our common stock;

•        our ability to have our shares of common stock remain listed on Nasdaq;

•        the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

•        prevailing market and economic conditions.

If our Board determines, in its sole discretion, that effecting a Reverse Stock Split is in the best interests of the Company for purposes of maintaining the listing of our common stock on Nasdaq or otherwise to improve liquidity and marketability of the Company’s common stock, such Reverse Stock Split will become effective upon filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada or, following the Company’s conversion to Delaware, upon filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, in each case subject to any changes that may be required by the applicable Secretary of State or any applicable law. The amendment filed thereby will set forth the number of shares of common stock to be combined into one share of our common stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following a Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Our Board believes that approval of the amendment to the Articles of Incorporation to effect one or more Reverse Stock Splits at their discretion is in the best interests of the Company and our stockholders and, as a result, the Board has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Reverse Stock Split

The actual timing for implementation of any Reverse Stock Split is expected to be at one or more times prior to or on February 23, 2028, and stockholders may receive as little as two business days’ advance notice before a Reverse Stock Split becomes effective. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board (or any of its delegated authorized persons) will have the sole authority to abandon the Reverse Stock Split and not amend our Certificate of Incorporation if it determines between now and February 23, 2028 that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders. If the Reverse Stock Split Proposal is approved by our stockholders, prior to amending the Articles of Incorporation and filing the Reverse Stock Split Certificate of Amendment (as defined below) with the Secretary of State for the State of Nevada, or following the Company’s conversion to Delaware, the Secretary of State for the State of Delaware, the Board (or any of its delegated authorized persons) will make a determination as to whether effecting a Reverse Stock Split is in the best interests of the Company and its stockholders in light of, among other things, the per share price of the common stock immediately prior to such Reverse Stock Split and the expected stability of the per share price of the common stock following such Reverse Stock Split. If the Board (or any of its delegated authorized persons) determines that it is in the best interests of the Company and its stockholders to effect a Reverse Stock Split, it will determine the ratio of such Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect a Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect a Reverse Stock Split.”

Although we presently intend to effect one or more Reverse Stock Splits when and if necessary to maintain compliance with The Nasdaq Stock Market LLC’s minimum bid price requirement (the “Minimum Bid Requirement”), under Section 78.390 of NRS or following the Company’s conversion to Delaware, Section 242 of the DGCL, our Board will have a right not to effect a Reverse Stock Split, notwithstanding our stockholders’ adoption of the Reverse Stock Split Proposal, and to not file with the Secretary of State in the State of Nevada, or following the Company’s conversion to Delaware, the Reverse Stock Split Amendment. Our Board may consider a variety of factors in determining whether or not to effect a Reverse Stock Split and if so, the appropriate range within the Range, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our common stock, business developments and our actual and projected financial performance.

The text of the proposed amendment to our Articles of Incorporation to authorized the Board, in its discretion, to effect one or more Reverse Stock Splits is included as Annex A to this Proxy Statement (the “Reverse Stock Split Certificate of Amendment”). If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file one or more Reverse Stock Split Certificate of Incorporation Amendment with the Secretary of State of the State of Nevada or following the Company’s conversion to Delaware, which will become effective upon its filing or the effective time set forth in the Reverse Stock Split Certificate of Amendment. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Split and Factors to Consider

The purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split may be necessary to maintain the listing of our common stock on Nasdaq or to increase the liquidity and marketability of our common stock.

Maintain our listing on Nasdaq.    Our common stock is traded on the Nasdaq Capital Market. Among other rules, the Company must be in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Requirement”), where the closing bid price of the common stock must not fall below $1.00 per share for thirty (30) consecutive business days.

The Company may effect one or more Reverse Stock Splits prior to potential noncompliance with the Minimum Bid Requirement, but, if in the future the Company fails to comply with the Minimum Bid Requirement and is required to cure the minimum bid price deficiency, the Company may effect a reserve stock split as a way to regain compliance. The Company previously effected a reverse stock split in April 2025 in connection with its efforts to comply with the Minimum Bid Requirement, and Nasdaq may consider that prior reverse stock split, and the timing of any subsequent reverse stock splits, in determining the availability and length of any future compliance periods. In the event that our stock price satisfies the Minimum Bid Requirement of at least $1.00 for at least ten (10) consecutive business days without requiring the Reverse Stock Split, the Board may not implement the Reverse Stock Split. However, if we do not regain compliance within the allotted compliance period(s), including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our shares of common stock will be subject to delisting. We intend to monitor the closing bid price for our common stock and will consider available options to resolve any potential noncompliance with the Minimum Bid Requirement, as may be necessary, so to avoid delisting. The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our common stock from Nasdaq. Delisting our common stock could adversely affect the liquidity of our common stock because alternatives, such as the OTC QX, OTC QB and the “pink sheets,” are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our common stock.

Improve the marketability and liquidity of the common stock.    In the event that the Board elects to implement a Reverse Stock Split in order to avoid the delisting of our common stock from Nasdaq, we also believe that the increased market price of our common stock expected as a result of implementing such Reverse Stock Split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that providing the Board with the ability to effect one or more Reverse Stock Splits, in the event that it determines, in its sole discretion, that implementing the Reverse Stock Split will help us regain and/or maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our common stock, is in the best interests of the Company and our stockholders. However, regardless as to whether or not the Board believes that implementing the Reverse Stock Split could help us regain and maintain compliance with the Nasdaq listing requirements, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our stockholders’ best interests.

Risks Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of Nasdaq.    The Board expects that the Reverse Stock Split of our common stock would increase the market price of our common stock so that we are able to maintain and/or regain compliance with Nasdaq’s minimum bid price listing standard, in case of noncompliance. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Under applicable Nasdaq rules, in order to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on Nasdaq, the $1.00 closing bid price must be maintained for a minimum of ten (10) consecutive business days. In determining whether to monitor the bid price beyond ten business days, Nasdaq will consider the following four factors: (1) margin of compliance (the amount by which the price is above the $1.00 minimum standard); (2) trading volume (a lack of trading volume may indicate a lack of bona fide market interest in the security at the posted bid price); (3) the market maker montage (the number of market makers quoting at or above $1.00 and the size of their quotes); and (4) the trend of the stock price. Accordingly, we cannot assure you that we will be able to maintain our Nasdaq listing if and after the Reverse Stock Split is effected or that the market price per share after the Reverse Stock Split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the stock split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The proposed Reverse Stock Split may decrease the liquidity of our common stock.    The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Potential Anti-Takeover Effects.    In addition, investors might consider the increased proportion of unissued authorized shares of common stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-40 to 1-for-800 over the course of the next two years, provided that the aggregate splits will not exceed a ratio of 1-for-800. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in fractional shares in the Reverse Stock Split, which will be treated as described below. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.0001. We expect that the market price for our common stock will be commensurately increased as a result of the Reverse Stock Split, but there can be no guarantee that this will be the case, or that any such increased stock price will be maintained for any amount of time.

As of the close of business on the record date, approximately 21,371,656 shares of our common stock were outstanding. For purposes of illustration only, if the Reverse Stock Split is effected at a ratio of 1-for-100, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately 213,716 shares (not accounting for the treatment of fractional shares, as described below).

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split (subject to potential differences due to the treatment of fractional shares).

Effects of the Reverse Stock Split on Regulatory Matters and Listing.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. If implemented, the proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Our shares of common stock currently trade on the Nasdaq Capital Market. If implemented, the Reverse Stock Split will not directly affect the listing of our common stock on Nasdaq, although we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Requirement. However, Nasdaq’s rules and interpretative guidance provide that, following a reverse stock split, Nasdaq may determine not to deem the Minimum Bid Price Requirement satisfied, or may decline to commence or reset any applicable bid price compliance period, if the number of publicly held shares, the public float or the trading volume is considered too low following such reverse stock split to sustain compliance. In addition, although Nasdaq’s Minimum Bid Price Requirement generally requires that the closing price equal or exceed $1.00 per share for a longer period, such as 20 or more consecutive trading days, before determining we have regained compliance. Since the Company most recently completed a reverse stock split in April 2025, Nasdaq may also take into account our prior use of reverse stock splits and could determine that any additional reverse stock split during a future bid price deficiency period limits or eliminates our eligibility for an additional compliance period, including a new 180-day cure period. Accordingly, there can be no assurance that the effect of one or more Reverse Stock Splits will result in our regaining or maintaining compliance with Nasdaq’s continued listing requirements.

Following the effect of a Reverse Stock Split, our common stock will continue to be listed on Nasdaq under the symbol “YHC”, although our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

Effects of the Reverse Stock Split on Authorized Share Capital.

We have 350,000,000 are shares of common stock. If implemented, the Reverse Stock Split will not change the number of authorized shares of common stock or preferred stock as designated. Therefore, because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance by us in the future will increase. Such additional shares will be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or equity awards convertible into or exercisable for common stock. We believe that the availability of the additional shares of common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of common stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Nevada law and Nasdaq rules. If we issue additional shares of common stock for any of these purposes or other purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, will be diluted, possibly substantially.

The additional shares of our common stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of common stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of common stock to issued shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving us an effective increase in the authorized shares available for issuance. The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our common stock. Although the Board currently has no plans to do so, if the Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split at any point in the future, the dilution to the ownership interest of our existing stockholders may be greater than the dilution that would have occurred had the Reverse Stock Split not been effected.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of the Range is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the Range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-800, in the aggregate, over the course of the next two years.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•        our ability to maintain the listing of our common stock on Nasdaq;

•        the expectation that having a share price over a certain threshold may be seen as a more attractive investment to potential investors;

•        the per share price of our common stock immediately prior to the Reverse Stock Split;

•        the expected stability of the per share price of our common stock following the Reverse Stock Split;

•        the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board (or any of its delegated authorized persons) the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. We will make a public announcement regarding the determination of the actual Reverse Stock Split ratio once such ratio has been determined and the Board (or any of its delegated authorized persons) has determined to effect a Reverse Stock Split.

Board Discretion to Effect a Reverse Stock Split

The actual timing for implementation of one or more Reverse Stock Splits is expected to be prior to or on February 23, 2028. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board (or any of its delegated authorized persons) will have the sole authority to abandon the Reverse Stock Split and not amend our Certificate of Incorporation if it determines between now and February 23, 2028 that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “— Determination of the Reverse Stock Split Ratio” above. If the Board (or any of its delegated authorized persons) determines that it is in the best interests of the Company and its stockholders to effect a Reverse Stock Split, it will determine the ratio of the Reverse Stock Split.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split is expected to become effective prior to or on February 23, 2028 unless the Board (or any of its delegated authorized persons) determines between now and February 23, 2028, that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders, according to the effective time set forth in the Reverse Stock Split Certificate of Incorporation Amendment.

Accounting Treatment of the Reverse Stock Split

The Reverse Stock Split would not affect the par value of our common stock, which would remain unchanged at $0.0001 per share. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our common stock would be reduced by the ratio approved by the Board within the Range.

In other words, stated capital would be reduced by the ratio approved by the Board within the Range, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our common stock would be increased because there would be fewer shares of our common stock outstanding.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of common stock in connection with the Reverse Stock Split. In lieu of issuing fractions of shares, we will round up to the next whole number at the participant level.

No Dissenters’ Rights

Under Nevada law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of common stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of common stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of common stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of common stock.    A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of common stock as described above, no gain or loss should be recognized by a stockholder upon such stockholders exchange of pre-Reverse Stock Split shares of common stock for post-Reverse Stock Split shares of common stock pursuant to the Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of common stock received will be the same as the aggregate adjusted basis of the common stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of common stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of common stock surrendered.

Accounting Consequences

Following the Effective Date of the Reverse Stock Split, if any, the net income or loss and net book value per share of common stock will be increased because there will be fewer shares of common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our common stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into common stock also automatically will be adjusted on the Effective Date.

Our transfer agent, VStock, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of common stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of common stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of common stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of common stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of common stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the effect a Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers and other nominees will be instructed to effect a Reverse Stock Split for their beneficial holders holding our common stock in “street name”. However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

FOLLOWING THE DATE OF THE MEETING, STOCKHOLDERS SHOULD CONTINUE TO HOLD THEIR EXISTING SHARE CERTIFICATES REGARDLESS OF WHETHER THE STOCKHOLDERS APPROVE PROPOSAL 2 TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE TRANSFER AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS ONLY AND YOU SHOULD NOT TAKE ANY OTHER ACTION WITH RESPECT TO YOUR SHARES OF COMMON STOCK SOLELY AS A RESULT OF THIS PROPOSAL 2.

If any certificates for shares of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts.

•        If you hold registered shares of common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form.

•        If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of common stock that you hold.

Effect of the Reverse Stock Split on Our Outstanding Shares(1)

Shares outstanding at January 15, 2026	Reverse Stock Split Ratio	Shares outstanding after Reverse Stock Split	Reduction in Shares Outstanding
21,371,656	1:40	534,291	20,837,365
21,371,656	1:80	267,146	21,104,510
21,371,656	1:400	53,429	21,318,227
21,371,656	1:800	26,715	21,344,941

____________

(1)      Nasdaq may determine, following a Reverse Stock Split, that the number of publicly held shares, public float or trading volume is too low to sustain compliance and, as a result, may decline to deem the Minimum Bid Price Requirement satisfied or to commence or reset any applicable compliance period. In addition, Nasdaq’s continued listing standards for the Nasdaq Capital Market require that we maintain at least a specified number of publicly held shares. Based on the number of shares of our common stock outstanding as of the date of this proxy statement, any Reverse Stock Split that results in fewer than approximately 500,000 shares of common stock outstanding could causes us to fall below these thresholds and raise these concerns. Accordingly, higher Reverse Stock Split ratios could adversely affect our ability to regain or maintain compliance with Nasdaq listing requirements.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and equity awards.

Effect of Approval

Approval of this Proposal One will constitute approval of a new Article of the Certificate of Incorporation, attached hereto as Annex A. If this Reverse Stock Split Proposal is approved, the Company intends to file a certificate of amendment to the existing Certificate of Incorporation with the Secretary of State of the State of Delaware providing for the Reverse Stock Split, in which case the Reverse Stock Split will become effective at the time of that filing, or such later time as is set forth in the certificate of amendment. However, as discussed above, a Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Reverse Stock Split Certificate of Incorporation Amendment to effect such Reverse Stock Split is in the best interests of our Company and stockholders. All stockholders are encouraged to read the amendment to the existing Certificate of Incorporation in its entirety as set forth in Annex A.

Vote Required for Approval

The affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares as of the record date and entitled to vote at the Special Meeting is required for approval of the Reverse Stock Split Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted, if any, will have the effect of a vote “AGAINST.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

(PROPOSAL 1 ON YOUR PROXY CARD).

PROPOSAL 2 — APPROVAL OF THE DELAWARE REINCORPORATION PROPOSAL

The Board has determined to recommend that our stockholders approve the conversion of the Company from a corporation organized under the laws of the State of Nevada to a corporation organized under the laws of the State of Delaware pursuant to a Plan of Conversion (the “Plan of Conversion”) attached as Annex B to this proxy statement (the “Delaware Reincorporation”), as more fully described in this Proposal 2, and has determined that the Delaware Reincorporation is in the best interests of the Company and its stockholders.

Principal Terms of the Delaware Conversion

The Delaware Reincorporation, if approved by our stockholders, will be effected through a conversion pursuant to Section 265 of the Delaware General Corporation Law (“DGCL”) and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”), as set forth in the Plan of Conversion. Approval of the Delaware Reincorporation Proposal will constitute approval of the Plan of Conversion.

Through the adoption of the Plan of Conversion, upon the effectiveness of the Delaware Reincorporation:

•        The Company will continue in existence as a Delaware corporation and will continue to operate our business under its current name, LQR House Inc.,

•        The affairs of the Company will cease to be governed by Nevada law at the time the Plan of Conversion is effective and will be subject to Delaware law. See “Certain Effects of the Change in State of Incorporation” below.

•        The Company will cease to be governed by our existing charter and bylaws and will be instead subject to the provisions of the proposed Certificate of Incorporation and the proposed Bylaws, forms of which are included as Annex C and Annex D, respectively, to this Proxy Statement.

•        Pursuant to the Delaware Certificate of Incorporation, at the time the Plan of Conversion is effective the Company’s authorized capitalization will now be comprised of 2,000,000,000 shares of Common Stock, par value $0.0001 per share and 500,000,000 shares of Preferred Stock, par value $0.0001 per share.

•        The Delaware Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth.

•        Each outstanding share of our common stock, par value $0.0001 per share will automatically become one outstanding share of common stock, par value $0.0001 per share, of the Delaware pursuant to the Plan of Conversion and stockholders will not need to exchange their existing stock certificates for new stock certificates.

•        Our common stock will continue to be traded on The Nasdaq Capital Market under the symbol “YHC.” We do not expect any interruption in the trading of our common stock as a result of the Delaware Reincorporation.

If our stockholders approve the Delaware Reincorporation, we anticipate that it will become effective as soon as practicable following the Special Meeting (the “Effective Time”).

Reasons for the Delaware Reincorporation

There are a number of reasons why Delaware is an attractive state for the incorporation of the Company and why the Delaware Reincorporation is in the interests of our stockholders. For many years, Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Our Board believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the time-sensitive capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below.

Certain Effects of the Change in State of Incorporation

The Delaware Reincorporation will effect a change in the our legal domicile; however, the Delaware Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Delaware Reincorporation, which are immaterial). Management, including the directors and officers, will remain the same in connection with the Delaware Reincorporation. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Delaware Reincorporation. Upon the Effective Time of the Delaware Reincorporation, each share of our Common Stock outstanding immediately prior to the Effective Time shall by virtue of the Delaware Reincorporation and without any action on the part of the holder thereof, be converted into one (1) share of fully-paid and non-assessable Common Stock of LQR House Inc., a Nevada corporation.

The Certificate of Incorporation and Bylaws will be the governing instruments of the Company, resulting in some changes from the current Articles of Incorporation, as amended, and Bylaws, as amended of the Company, which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Nevada to an office and agent in Delaware.

The following chart summarizes some of the material differences between the Delaware General Corporations Law (the “DGCL”) and the Nevada Revised Statutes (NRS). This chart does not address each difference between Delaware law and Nevada law, but focuses on some of those differences which the Company believes are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Nevada law.

Delaware	Nevada
Removal of Directors
The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors, to remove directors, with or without cause.

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Delaware	Nevada
Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation, has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 78.300 of the NRS imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

Delaware	Nevada
Increasing or Decreasing Authorized Shares
Delaware law contains no such similar provision.

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period.

Delaware	Nevada
Shareholder Meeting Quorum Requirements

Section 216 of the DGCL provides that the certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares having voting power and the number of such shares that must be present or represented by proxy at any meeting in order to constitute a quorum, however, a quorum may not consist of less than one-third of the shares entitled to vote at the meeting.

Section 78.320(1)(a) of the NRS provides that, unless otherwise specified in a corporation’s articles of incorporation or bylaws, a quorum consists of a majority of the stockholders with voting power; however, the statute permits a corporation’s articles or bylaws to specify a lower quorum, provided it is not less than 33 1/3% of the voting power. Our current bylaws provide that the presence, in person or by proxy, of the holders of at least 33 1/3% of the shares entitled to vote constitutes a quorum for the transaction of business.

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in §203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Section 78.438 of the NRS prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of two years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder. Section 78.439 provides that business combinations after the two year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits. These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

Filing Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation of the number of shares authorized and outstanding and the net assets of the corporation. Based on our current capital structure and anticipated number of outstanding shares following the effect of one or more Reverse Stock Splits, our annual Delaware franchise tax could be significant, and may be substantially higher than our current Nevada fees.

The Plan of Conversion for the Delaware Reincorporation, together with forms of the Company’s proposed Certificate of Incorporation and Bylaws under the State of Delaware, are attached hereto as Annexes “B,” “C” and “D,” respectively.

Vote Required for Approval

The affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares as of the record date and entitled to vote at the Special Meeting is required for approval of the Delaware Reincorporation Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted, if any, will have the effect of a vote “AGAINST.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE DELAWARE REINCORPORATION PROPOSAL.

(PROPOSAL 2 ON YOUR PROXY CARD).

PROPOSAL 3 — APPROVAL OF THE INCREASE OF AUTHORIZED STOCK PROPOSAL

Our Board believes that it is in the best interests of the Company and our stockholders to amend our Articles of Incorporation to increase the number of authorized shares of common stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the proposal to adopt a Certificate of Amendment to our Articles of Incorporation (the “Certificate of Amendment”), to increase the number of authorized shares of common stock from 350,000,000 shares to 1,500,000,000 shares, each share of common stock having a par value of $0.0001. The form of the text of the amendment (which would be filed with the Nevada Secretary of State on its then prescribed form of Certificate of Amendment) is set forth as Annex A to this proxy statement (subject to any changes required by applicable law).

As of the record date, there were 21,371,656 shares of common stock outstanding. The additional shares of common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon the filing of the Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada.

The description of the Certificate of Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Certificate of Amendment attached to this proxy statement as Appendix A.

Purpose of the Proposal

The approval of the Certificate of Amendment is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into or exercisable for shares of common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, licensing transactions and other business combinations or acquisitions of new product candidates or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into or exercisable for shares of common stock for other outstanding securities; (v) utilizing the Company’s ATM facility; and (vi) other general corporate purposes.

We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. As is the case with the shares of common stock which are currently authorized but unissued, if the Certificate of Amendment is adopted by the stockholders, the Board will only have authority to issue the additional shares of common stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation. Because it is anticipated that our directors and executive officers will be granted additional equity awards under a plan we adopt in the future, they may be deemed to have an indirect interest in the Certificate of Amendment, because absent the Certificate of Amendment, we may not have sufficient authorized shares to grant such awards.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

•        Stockholders may experience further dilution of their ownership.

•        Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

•        The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

•        The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our Articles of Incorporation to increase our authorized shares of common stock from 350,000,000 shares to 1,500,000,000 shares.

Vote Required for Approval

The affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares as of the record date and entitled to vote at the Special Meeting is required for approval of the Increase Authorized Stock Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted, if any, will have the effect of a vote “AGAINST.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE INCREASE AUTHORIZED STOCK PROPOSAL.

(PROPOSAL 3 ON YOUR PROXY CARD).

PROPOSAL 4 — APPROVAL OF THE DIRECTOR ELECTION PROPOSAL

Nominees

There are five (5) nominees recommended by the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2027 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Yilin Lu, (ii) Lijun Chen, (iii) Hong Chun Yeung, (iv) Kah Loong Randy Yeo, and (v) Hon Kit Anthony Kwong, and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided on pages 25 to 26. The biographies of each of the nominees contain information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to LQR House and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

Vote Required

A nominee will be elected as a director if he or she receives a plurality of the votes cast, in person or by proxy, at the Special Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Special Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THESE NOMINEES.

(PROPOSAL 4 ON YOUR PROXY CARD).

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current directors, director nominees, and executive officers:

Name	Age	Position	Director Since	Board Committee
Sean Dollinger*	46	Chief Executive Officer	January 2023	None
Kumar Abhishek	49	Chief Financial Officer	—	—
Jaclyn Hoffman	36	Chief Marketing Officer	—	—
Alexandra Hoffman	37	Secretary and Technical Writer	—	—
Yilin Lu	44	Director	December 2023	None
Lijun Chen	58	Director, Chairman of the Board	December 2024	Audit; Compensation-Chairman; Nominating and Corporate Governance
Kah Loong Randy Yeo	50	Director	October 2025	Audit-Chairman; Compensation; Nominating and Corporate Governance — Chair
Hong Chun Yeung	42	Director	December 2024	Audit; Nominating and Corporate Governance
Hon Kit Anthony Kwong	37	Director Nominee	—	None

____________

*        Has not been nominated for election and will no longer be a member of the Board after the Special Meeting.

Sean Dollinger has served as our Chief Executive Officer and as a member of our Board since January 2023, and he founded our company in January 2021. Since December 2019 Mr. Dollinger has been involved in the founding and development of Jiva Technologies (formerly PlantX Life Inc.) (CSE: JIVA), an exchange listed and public company in Canada. From June 2015 to February 2019, Mr. Dollinger acted as the Founder, Chief Executive Officer, and President of Lifeist Wellness Inc. (formerly Namaste Technologies Inc., or Namaste), a registered company under the Canadian securities laws that is a portfolio of wellness companies, where he oversaw the day-to-day operations of the company and its growth strategies. In October 2018, Mr. Dollinger became a part of a British Columbia Securities Commission compliance review of Namaste, a Canadian class action lawsuit, and a United States class action lawsuit, by way of his position as Chief Executive Officer and President of Namaste. For more information, see the risk factor in our Annual Report on Form 10-K for the year ended December 31, 2024 that starts “Our Chief Executive Officer and Director, Sean Dollinger, has been the subject of a compliance review that was initiated by the British Columbia Securities Commission, and has not formally been concluded.” Mr. Dollinger has a wealth of experience in e-commerce, where he has had success across numerous different digital markets. We believe that Mr. Dollinger is qualified to serve on our Board due to his extensive operational experience, background in ecommerce, and international capital markets experience.

Kumar Abhishek has served as our Chief Financial Officer since May 2023. Prior to joining our company as Chief Financial Officer, Mr. Abhishek was the owner and director of Boston Crest Private Limited, a knowledge processing output company located in India, where he simultaneously oversaw multiple companies’ financial and daily operations and was responsible for managing a team of 10+ accountants who assisted controllers and auditors in ensuring the financial success of each company. Through his work at Boston Crest, Mr. Abhisek has served as the director of finance and operations at PlantX Life Inc., a publicly listed company in Canada, since January 2020. Through his work at Boston Crest, Mr. Abhishek also served as our director of finance and operations from January 2021 to May 2023. Moreover, at Aspen Communications Pvt LTD, another knowledge processing output company in India, he served as director of finance and operations at Lifeist Wellness Inc. (formerly Namaste Technologies Inc.) from November 2015 to October 2020. Mr. Abhishek holds a Bachelor of Computer Applications degree from Ranchi University, Ranchi, Jharkhand, India.

Jaclyn Hoffman has served as the Chief Marketing Officer for LQR House since January 2021, where she oversees internal design projects, as well as design projects for partnering brands. She is also responsible for brand development, brand communication, and digital campaigns. Since October 2021, Jaclyn has worked as the Creative Director at

PlantX Life Inc, where she oversees all creative projects for PlantX and its subsidiaries. This role includes working closely with teams of graphic designers, copywriters, web developers, and email marketing specialists to support the overall marketing strategy with creative content. From November 2019 until September 2021, Ms. Hoffman worked as a Web Design and Development Manager for Falcon Marketing, LLC, a marketing and search engine optimization agency, where she worked with graphic designers and web developers to create optimized websites for a wide range of clients. From October 2018 to November 2019, Ms. Hoffman worked as a Branding Consultant for Joyva Corp, a specialty candy company founded in 1907, where she helped modernize the brand’s identity. From September 2016 to August 2018, Ms. Hoffman worked as a graphic designer for Lakeside Photoworks, a print, photo and signage shop in New Orleans, LA, where she was responsible for building the brand identity of several local businesses. Ms. Hoffman holds a Bachelor of Arts from McGill University in Montreal, QC, and an Associate in Graphic Design degree from Delgado Community College in New Orleans, LA.

Alexandra Hoffman has served as the Secretary and Technical Writer since May 2023. From January 2021 to May 2023 Ms. Hoffman provided the Company with marketing and branding services. Since January to October 2023, she served as the Chief Marketing Officer of Veg House Holdings Inc. where she oversaw all marketing activities from branding to web design and messaging both print and digital. Since March 2023, Ms. Hoffman has serves as a member of the Board of Directors and since October 2023 as the Chief Executive Officer of Veg House Holdings Inc. Since April 2019, Ms. Hoffman has served as Chief Marketing Officer and Director at PlantX Life Inc. (CSE: VEGA), where she oversees all marketing activities, manages design & development teams, digital marketing teams, and PlantX Life’s overall branding and messaging for all of its subsidiaries. Additionally, between June 2018 and June 2023, Ms. Hoffman has served as a Director of Marketing and Technical Writer at Falcon Marketing LLC, a marketing and search engine optimization agency, where she oversees all marketing activities within the agency and is responsible for Falcon Marketing’s overall strategy as well as tailored strategies for its clients. From May 2017 to June 2018, Ms. Hoffman served as a technical Writer and Marketing Manager at Fabuwood Cabinetry Corporation, a kitchen cabinet fabrication company, where she managed a team of designers and developers, wrote strategic content for marketing manuals and search engine optimization. Ms. Hoffman holds a Bachelor of Commerce degree from Concordia University in Montreal, Quebec.

Yilin Lu has served as a member of our Board of Directors since December 2024. Since June 2023, Mr. Lu has served as the Founder and CEO of Senchi Morgan Capital Market and Senchi Morgan Asset Management, broker dealers and asset management firms. Mr. Lu started his investment banking career at Goldman Sachs in 2006. He joined China International Capital Corporation (CICC) later and was named the responsible offer of CICC US Securities (Hong Kong) Ltd in 2011. He also held positions as managing director with Cantor Fitzgerald Capital Markets in Hong Kong, which he left to set up his own investment bank in 2016. From July 2018 to June 2023, Mr. Lu served as a Founder and the CEO of Cheung On Securities Limited, a broker dealer and asset management firm. He has over 15 years of experience in equity investment and trading. Mr. Lu is a Chartered Financial Analyst (CFA) and a Financial Risk Manager (FRM). We believe that Mr. Lu is qualified to serve on our Board due to his experience in portfolio management, investment analysis, financial analysis and reporting as well as financial advisory services.

Lijun Chen has served as the Chairman of our Board of Directors since December 2024. Mr. Lijun Chen is a dedicated leader with a rich background in various sectors. Mr. Chen graduated from the Central University of Finance and Economics with a Bachelor’s degree in Industrial Economics in 1989. He began his career at Shijiazhuang Changlu Trading Company, where he worked diligently as the Head of the Import and Export Trade Department and later as General Manager, contributing to the company’s operations in coal trading and daily necessities, from October 1989 to May 2004. In 2004, Mr. Chen co-founded Fuli Real Estate Development Co. Ltd., where he served as Executive Director until May 2014. His efforts in this role helped shape the company’s growth in the real estate market through thoughtful development and sales strategies. Following this, he founded Hebei Jiujiukang Biotechnology Development Co. Ltd. in 2014, focusing on biotechnology research and pharmaceutical production, where Mr. Chen served until July 2018. Since August 2018, Mr. Chen has been serving as the Chairman of Shenzhen Yihu Tea Technology Innovation Group Co. Ltd., where he is involved in e-commerce and technology promotion. His journey reflects a commitment to learning and adapting across different industries, and he remains grateful for the opportunities to contribute to each organization he has been part of. We believe that Mr. Chen is qualified to serve on our Board of Directors due to his extensive experience in various sectors.

Hong Chun Yeung has served as the member of our Board of Directors since December 2024. Hong Chun Yeung has been serving as a Director of Zhonghui Anda CPA, a CPA firm, specializing in audit and assurance, starting August 2014. Prior to that, he had worked in international firm RSM Hong Kong for over five years. He has around 13-year experience in auditing and business consultation. He has extensive experience in providing audit and assurance service, M&A advisory service and pre-listing advisory service to listed and pre-listing companies operating in a variety of industries including manufacturing, mining, logistics, engineering, etc. Mr. Hong Chun Yeung holds a Bachelor of Business Administration degree in Accounting from Hong Kong Baptist University. He is a practicing member of the Hong Kong Institute of Certified Public Accountant. We believe that Mr. Hong Chun Yeung is qualified to serve on our Board due to his accounting experience as well as experience in providing advisory services to listed company.

Kah Loong Randy Yeo has served as member of our Board since October 2025. Since December 2025, Mr. Yeo has served as Interim Chief Financial Officer of Toppoint Holdings Inc. is an accomplished finance executive with over 20 years of experience in public accounting, investment banking, asset management, and financial technology. He has led financial operations, accounting, and strategic growth for investment funds, fintech startups, and hedge funds. From 2021 to 2024, Mr. Yeo served as Chief Financial Officer, Chief Compliance Officer, and Head of Operations at Chiral Global Investors L.P., where he established and managed an institutional-quality asset management fund and implemented financial strategies that enhanced reporting transparency and operational scalability. Prior to that, he was U.S. Senior Controller at Riskfield Inc., where he helped guide the company through a $300 million IPO and streamlined cross-border financial operations. Mr. Yeo previously served as Chief Financial Officer and Head of Financial Control & Accounting at CITIC Securities International USA, LLC, overseeing financial reporting, forecasting, and investor relations. Earlier in his career, he held finance leadership roles at Direct Markets Holdings Corp., focusing on compliance, M&A integrations, and finance transformation initiatives. Mr. Yeo holds a Bachelor of Commerce in Accounting and Management Information Systems from Deakin University (Australia) and an MBA in Accounting from Maharishi University. We believe that Mr. Yeo is qualified to serve on our Board because of his extensive senior level experience in finance and accounting across asset management and financial technology, his public company board and committee service, and his role in guiding companies through significant capital markets transactions.

Hon Kit Anthony Kwong will serve as a member of our Board of Directors, effective upon stockholder approval of his election at the Special meeting described in this proxy statement. He is currently the founder and director of Luen Fat Accounting and Secretarial Service Limited, a Hong Kong professional services firm he established in June 2021 that provides accounting and tax advisory services to clients across a range of industries. From September 2020 to June 2021, Mr. Kwong served as a Manager in the Corporate Services division of Intertrust Hong Kong (now part of CSC), where he supervised teams in Hong Kong and India, handled client inquiries, provided commercial support to local entities (including full set accounts, local tax planning and HR support), and liaised with auditors, bankers and government authorities. From November 2016 to August 2020, he was an Assistant Manager in the Business and Consultancy Services division of Vistra Hong Kong, where he managed accounting and consolidation engagements, provided tax planning advice and tax return preparation, supported HR and payroll administration, and played an active role in the implementation of the firm’s shared service center in China. From October 2012 to October 2016, Mr. Kwong was an accountant at Orangecorp Asia Management Limited, where he was responsible for full set accounts and tax filing preparation and coordinated with external auditors and banks on behalf of clients. Mr. Kwong is a Certified Public Accountant in Hong Kong, a Chartered Tax Advisor and a Certified Anti Money Laundering Specialist, and he holds a BBA (Hons) in Accountancy from The Hong Kong Polytechnic University. We believe that Mr. Kwong qualifies to serve on our Board because of his extensive experience in accounting, tax advisory and corporate services for a wide range of businesses, as well as his leadership in establishing and managing a professional services firm.

Family Relationships

Alexandra Hoffman, the Secretary and Technical Writer for the Company, and Jaclyn Hoffman, our Chief Marketing Officer, are sisters. There are no other family relationships among any of our executive officers or directors.

Legal Proceedings

As previously disclosed in the Company’s Current Reports on Form 8-K filed on July 15, 2025 and September 26, 2025, the Company, together with certain current and former officers and directors, was named as a defendant in an action filed by Kingbird Ventures, LLC in the Eighth Judicial District Court, Clark County, Nevada. The complaint alleged, among other things, breach of fiduciary duty and related claims arising from corporate governance matters. On September 22, 2025, the Company and other defendants entered into settlement agreements with Kingbird Ventures and related parties to resolve all matters in the litigation. The settlements provide for mutual releases and a total cash payment obligation of approximately $13 million from the Nevada Defendants (as defined in the agreements), including an initial payment of $7.5 million made in September 2025 and a remaining balance of approximately $5.5 million made in December 2025. No admission of liability was made by any party.

CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and stockholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Articles of Incorporation, and bylaws, the charters for each Board committee, the Company’s Code of Ethics and Business Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://invest.lqrhouse.com/governance-documents/.

Board Composition/Election

Our Board presently consists of five (5) directors. Our directors are elected annually.

The Board has fixed the number of directors at five (5) to be effective from the date of the Special Meeting.

As discussed in more detail later in this section, the Board has determined that four (4) of the five (5) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

During its fiscal year ended December 31, 2024, Board formally met a total of 6 times and our Audit Committee met 3 times in 2024. The Board also acted by written consent on numerous occasions.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, independence, understanding of the Company’s business or other related industries, the interplay of his or her experience with the experience of other Board members, his or her ability to contribute to the effective management of the Company, the extent to which he or she would be a desirable addition to the Board and any of its committees, and such other more specific factors that the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Nominees for Director

The Board nominated Yilin Lu, Lijun Chen, Kah Loong Randy Yeo, Hong Chun Yeung and Hon Kit Anthony Kwong to stand for election for the five (5) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2027 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.

To be timely, a stockholder’s notice shall be delivered to the Secretary by registered mail at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received (i) not earlier than the close of business on the one hundred twentieth (120th) day prior to the currently proposed annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (ii) by the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made, whichever of (i) or (ii) occurs first. In the event that an annual meeting has not been previously held, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

Nominations and the solicitation notice should be sent to the Secretary, LQR House Inc., 6538 Collins Ave. Suite 344, Miami Beach, Florida 33141.

As of the date of this proxy statement, we have not received timely notice of any nomination by a stockholder.

Ethical Guidelines

LQR House’s Code of Ethics and Business Conduct (“Code of Ethics”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code of Ethics applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on our corporate website at https://invest.lqrhouse.com/governance-documents/.

The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the Code of Ethics. The Code of Ethics requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances.

We are required to disclose any amendment to, or waiver from, a provision of our Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure as well as by SEC filings, as permitted or required by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our Code of Ethics.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Director Independence

Our Board is composed of a majority of “independent directors” as defined under the rules of Nasdaq. We use the definition of “independence” applied by Nasdaq to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

•        the director is, or at any time during the past three years was, an employee of the company;

•        the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the 3 years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•        the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•        the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; and

•        the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director and director nominee. Based on the information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Hong Chun Yeung, Yilin Lu, Kah Loong Randy Yeo, Lijun Chen and Hon Kit Anthony Kwong are independent directors of the Company.

Role of Board in Risk Oversight Process

The board of directors oversees that the assets of our company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the board’s oversight of the various risks facing our company. In this regard, our board seeks to understand and oversee critical business risks. Our board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve its objectives.

While the board oversees risk management, company management is charged with managing risk. Management communicates routinely with the board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. Much of this work has been delegated to committees, which will meet regularly and report back to the full board. The audit committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risk associated with management decisions and strategic direction.

Board Committees

The Board has established three standing committees: (i) Audit Committee; (ii) Compensation Committee of the Board (“Compensation Committee”); and (iii) Nominating and Corporate Governance Committee. Each of the committees operates pursuant to its charter. The committee charters will be reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below. After the Special Meeting, Sean Dollinger will no longer be a director of the Company and will not serve on any Board Committees.

Audit Committee.

Kah Loong Randy Yeo, Hong Chun Yeung, and Lijun Chen, each of whom satisfies the “independence” requirements of Rule 10A-3 under the Exchange Act and Nasdaq’s rules serve on our audit committee with Kah Loong Randy Yeo serving as the chairman. Our board has determined that Kah Loong Randy Yeo qualifies as an “audit committee financial expert.” The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company.

The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and principal financial officer and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing hedging transactions; and (viii) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter.

Compensation Committee.

Lijun Chen, and Kah Loong Randy Yeo each of whom satisfies the “independence” requirements of Rule 10C-1 under the Exchange Act and Nasdaq’s rules serve on our compensation committee, with Lijun Chen serving as the chairman. The members of the compensation committee are also “outside directors” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and “non-employee directors” within the meaning of Section 16 of the Exchange Act. The compensation committee assists the board in reviewing and approving the compensation structure, including all forms of compensation relating to our directors and executive officers.

The compensation committee is responsible for, among other things: (i) reviewing and approving the remuneration of our executive officers; (ii) making recommendations to the board regarding the compensation of our independent directors; (iii) making recommendations to the board regarding equity-based and incentive compensation plans, policies and programs; and (iv) reviewing and assessing annually the compensation committee’s performance and the adequacy of its charter.

Nominating and Corporate Governance Committee.

Hong Chun Yeung, Lijun Chen, and Kah Loong Randy Yeo each of whom satisfies the “independence” requirements of Nasdaq’s rules, serve on our nominating and corporate governance committee, with Kah Loong Randy Yeo, serving as the chairman. The nominating and corporate governance committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the board and its committees.

The nominating and corporate governance committee is responsible for, among other things: (i) identifying and evaluating individuals qualified to become members of the board by reviewing nominees for election to the board submitted by stockholders and recommending to the board director nominees for each annual meeting of stockholders and for election to fill any vacancies on the board; (ii) advising the board with respect to board organization, desired qualifications of board members, the membership, function, operation, structure and composition of committees (including any committee authority to delegate to subcommittees), and self-evaluation and policies; (iii) advising on matters relating to corporate governance and monitoring developments in the law and practice of corporate governance; (iv) overseeing compliance with our Code of Ethics; and (v) approving any related party transactions.

The nominating and corporate governance committee’s methods for identifying candidates for election to our board of directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources — members of our board of directors, our executives, individuals personally known to the members of our board of directors, and other research. The nominating and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

In making director recommendations, the nominating and corporate governance committee may consider some or all of the following factors: (i) the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other board members; (iii) the extent to which the candidate would be a desirable addition to the board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of our company, taking into account the needs of our company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

In addition, our board of directors may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our board of directors.

Insider Trading Policy

In March 2024, we adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards applicable to us. Our insider trading policy, among other things, prohibits our directors, officers, and employees from holding our securities in a margin account or pledging our securities as collateral for a loan. In addition, our insider trading policy prohibits employees, officers, and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock.

DIRECTOR COMPENSATION

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

	Cash Compensation	Equity Compensation	Total Compensation
James O’Brien	$80,000	$—	$80,000
James Huber	60,000	—	60,000
Jay Dhaliwal	54,000	—	54,000
Gary Herman	39,000	—	39,000
Yilin Lu(1)	—	79,500	79,500
Hong Chun Yeung(1)	—	79,500	79,500
Lijun Chen(1)	—	79,500	79,500
Jing Lu(1)	—	79,500	79,500
	$233,000	$318,000	$551,000

____________

(1)      In December 2024 Yilin Lu, Hong Chun Yeung, Lijun Chen and Jing Lu were appointed as directors of the Board. Each of them is entitled to receive annual cash fee of $36,000 to be paid in monthly installments. In addition, each of these directors shall also receive equity compensation in form of 50,000 RSUs (1,429 shares of common stock on post-split basis) vesting in eight (8) equal quarterly installments commencing in the first quarter of 2025. Equity compensation has a grant-date fair value of $79,500.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table provides information concerning all cash and non-cash compensation that have been or will be awarded to, earned by or paid during our fiscal year ended December 31, 2024 and December 31, 2023 to our Chief Executive Officer (principal executive officer), Chief Financial Officer, and our Chief Marketing Officer. We refer to these individuals as our “named executive officers” (“NEO”) None of our other executives received compensation in excess of $100,000 during 2024 or 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)
Sean Dollinger,	2024	586,700	200,000	—		—	850,000	(1)	1,636,700
Chief Executive Officer	2023	337,572	100,000	5,000,100	(3)	—	—		5,437,672
Kumar Abhishek,	2024	73,271	—	—		—	550,000	(2)	623,271
Chief Financial Officer	2023	88,600	25,000	—		—			113,600
Jaclyn Hoffman,	2024	99,600	—	—		—	285,000	(4)	384,600
Chief Marketing Officer	2023	64,100	—	—		—			64,100

____________

(1)      In October 2024, the Company entered into a retention agreement with its Chief Executive Officer, and entities affiliated with the CEO, whereby a retention bonus of $850,000 was awarded for continued services. As of December 31, 2024, $800,000 remained unpaid and has been paid in January 2025.

(2)      In October 2024, the Company entered into a retention agreement with its Chief Financial Officer whereby a retention bonus of $550,000 was awarded for continued services. As of December 31, 2024, $250,000 remained unpaid and has been paid in 2025.

(3)      Represents the grant-date fair value of 25,000 restricted stock units (714 shares of common stock on post-split basis) issued to Mr. Dollinger in 2023.

(4)      In October 2024, the Company entered into a retention agreement with its Chief Marketing Officer whereby a retention bonus of $285,000 was awarded for continued services. As of December 31, 2024, $255,000 remained unpaid. Of this amount, $100,000 was paid in January 2025, and $155,000 remained unpaid.

Employment Agreements

We have executed the following employment agreements and consulting agreements with our NEOs. The material terms of each of those arrangements are summarized below. The summaries are not complete descriptions of all provisions of the employment arrangements and are qualified in their entirety by reference to the written employment arrangements, each filed as an exhibit to our 2024 Annual Report.

Under our employment agreement dated March 29, 2023, as amended on November 1, 2023, with our Chief Executive Officer, Sean Dollinger, effective as of the date of the consummation of the Company’s IPO, we agreed that, for a 1-year term renewed automatically, unless terminated earlier in accordance with its terms, we will pay Mr. Dollinger an annual base salary (the “Base Salary”) of $540,000. Mr. Dollinger will also be entitled to the following types of bonuses:

(i)     an annual incentive bonus as determined by the Board of Directors within thirty (30) days of the filing of the Company’s annual reports with the SEC; and

(ii)    a monthly performance bonuses (the “Bonuses”), payable on or before the fifteenth (15th) day of the calendar month immediately following the calendar month with respect to which the amount of the performance bonus is determined, commencing with the calendar month ending on November 30, 2023, in an amount equal to One Hundred Thousand Dollars ($100,000.00) for each One Million Dollars ($1,000,000.00) oft gross revenue generated through sales made on or through the website associated with the domain name www.cwspirits.com (or any successor website) (“Website Revenue”) for such calendar month; provided, that, within fifteen (15) days of the filing of each of the Company’s quarterly reports with the SEC, the amount of such bonuses for the months during the applicable fiscal quarter shall be adjusted, upwards or downwards, as the case may be, based on the Website Revenue for the applicable quarter as reported by the Company in its quarterly filing with the SEC for such quarter. Any such downwards adjustment shall require Mr. Dollinger to pay the amount of such downwards adjustment to the Company within ten (10) days of the determination of such adjustment. Any such upwards adjustment shall require the Company to pay the amount of such upwards adjustment to Mr. Dollinger within ten (10) days of the determination of such adjustment. Notwithstanding the foregoing, in no event shall the total amount of the Bonuses paid to the Executive in any one fiscal year exceed Five Million Dollars ($5,000,000.00).

Mr. Dollinger is entitled to 3 weeks of paid vacation for the first year of his employment and 4 weeks of paid vacation for the second and third years of his employment. The Company also provides standard indemnification and directors’ and officers’ insurance in addition to the ability to participate in standard employee benefits, such as health, medical, dental and visions insurance. Mr. Dollinger can be terminated without cause and upon death or disability. Mr. Dollinger is also subject to certain confidentiality and non-competition provisions.

If Mr. Dollinger’s employment agreement is terminated by the Company without cause, all compensation payable to Mr. Dollinger shall cease as of the date of termination specified in the Company’s notice and the Company shall pay Mr. Dollinger, the following sums: (i) the Base Salary on the date of termination specified in the Company’s notice (the “Termination Date”) for the shorter of (x) six months and (y) the remainder of the term of the employment agreement (the “Term”) (the applicable period being referred to as the “Severance Period”), payable in monthly installments; (ii) benefits under group health and life insurance plans in which Mr. Dollinger participated prior to termination through the Severance Period; (iii) all previously earned, accrued, and unpaid benefits from the Company and its employee benefit plans, including any such benefits under the Company’s pension, disability, and life insurance plans, policies, and programs; and (iv) so long as the Company has achieved its budgeted EBITDA level for the period commencing with the end of the Company’s immediately previous fiscal year through the Termination Date, an amount equal to the product of the bonus paid to Mr. Dollinger in respect of the immediately preceding fiscal year times the quotient obtained by dividing (x) the number of full calendar months occurring since the end of the immediately previous fiscal year through the Termination Date, by (y) 12.

If, prior to the date on which the Company’s obligations to pay Mr. Dollinger the Base Salary on the Termination Date cease, Mr. Dollinger certain covenants as listed in his employment agreement, then the Company shall have no obligation to make any of the payments that remain payable by the Company in the form of Base Salary or benefits on or after the date of such violation. The payment of severance may be conditioned by the Company on the delivery by Mr. Dollinger of a release of any and all claims that Mr. Dollinger may have against the Company.

If the Employment Agreement is terminated by the Company for cause, death or disability, Mr. Dollinger (or his estate or representative as applicable) shall not receive the Base Salary but will receive all other sums.

Under our employment agreement dated May 1, 2023 with our Chief Financial Officer, Kumar Abhishek, effective as of May 1, 2023, we agreed that, for a 1-year term renewed automatically, unless terminated earlier in accordance with its terms, we will pay Mr. Abhishek an annual base salary (the “Base Salary”) of $72,000, which will increase by no less than 5% on each anniversary of his employment. Mr. Abhishek will be eligible to receive an annual incentive bonus as determined by the Board of Directors within thirty (30) days of filing of the Company’s annual reports. Mr. Abhishek is entitled to 3 weeks of paid vacation for the first year of his employment and 4 weeks of paid vacation for the second and third years of his employment. The Company also provides standard indemnification and directors’ and officers’ insurance in addition to the ability to participate in standard employee benefits, such as health, medical, dental and visions insurance. Mr. Abhishek can be terminated without cause and upon death or disability. Mr. Abhishek will also be entitled to certain severance payments if his employment is terminated with or without cause and on death or disability. Mr. Abhishek is also subject to certain confidentiality and non-competition provisions. Mr. Abhishek’s employment agreement with the Company is conditioned upon him working at least 35 hours per week as our Chief Financial Officer.

If Mr. Abhishek’s employment agreement is terminated by the Company without cause, all compensation payable to Mr. Abhishek shall cease as of the date of termination specified in the Company’s notice and the Company shall pay Mr. Abhishek, the following sums: (i) the Base Salary on the date of termination specified in the Company’s notice (the “Termination Date”) for the shorter of (x) six months and (y) the remainder of the term of the employment agreement (the “Term”) (the applicable period being referred to as the “Severance Period”), payable in monthly installments; (ii) benefits under group health and life insurance plans in which Mr. Abhishek participated prior to termination through the Severance Period; (iii) all previously earned, accrued, and unpaid benefits from the Company and its employee benefit plans, including any such benefits under the Company’s pension, disability, and life insurance plans, policies, and programs; and (iv) so long as the Company has achieved its budgeted EBITDA level for the period commencing with the end of the Company’s immediately previous fiscal year through the Termination Date, an amount equal to the product of the bonus paid to Mr. Abhishek in respect of the immediately preceding fiscal year times the quotient obtained by dividing (x) the number of full calendar months occurring since the end of the immediately previous fiscal year through the Termination Date, by (y) 12.

If, prior to the date on which the Company’s obligations to pay Mr. Abhishek the Base Salary on the Termination Date cease, Mr. Abhishek certain covenants as listed in his Employment Agreement, then the Company shall have no obligation to make any of the payments that remain payable by the Company in the form of Base Salary or benefits on or after the date of such violation. The payment of severance may be conditioned by the Company on the delivery by Mr. Abhishek of a release of any and all claims that Mr. Abhishek may have against the Company.

If the employment agreement is terminated by the Company for cause, death or disability, Mr. Abhishek (or his estate or representative as applicable) shall not receive the Base Salary but will receive all other sums.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2024, no NEO holds any options, however, Sean Dollinger, our CEO, has 25,000 outstanding restricted stock units (“RSU”), none of which have vested, and have a grant-date fair value of $5,000,100. No other NEO holds any RSUs.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of January 15, 2026, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of a class of Company voting stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of a class of voting stock is determined in accordance with the rules of the SEC and includes any shares of such class of the Company’s voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on 21,371,656 of common stock outstanding on January 15, 2026, plus, for each individual, any common stock that individual has the right to acquire within 60 days of January 15, 2026.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner(1)	Title	Number(2)	Percent
Officers and Directors
Sean Dollinger	Chief Executive Officer and Director	2012	*%
Kumar Abhishek	Chief Financial Officer	12	*%
Jaclyn Hoffman	Chief Marketing Officer	42	*%
Alexandra Hoffman	Director and Technical Writer	24	*%
Yilin Lu	Director	2,000,358	9.36%
Hong Chun Yeung	Director	358%
Lijun Chen	Director	358%
Kah Loong Randy Yeo	Director	—%
All Officers and Directors as a Group (total of 8 persons)		2,003,164	*%

5% Beneficial Owners of a Class of Voting Stock

____________

*        Less than 1%

(1)      Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o our Company, LQR House Inc., 6538 Collins Ave. Suite 344, Miami Beach, FL 33141.

(2)      Based on 21,371,656 shares of common stock outstanding as of January 15, 2026.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein and regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,”, no director, executive officer or stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Related Party Transactions

Set forth below is a description of certain relationships and related person transactions since January 1, 2022, between us or our subsidiaries, and our directors, executive officers and holders of more than 5% of our voting securities that involve the lower of $120,000 or 1% of the average of total assets in the last two fiscal years. We believe that all of the following transactions were entered into with terms as favorable as could have been obtained from unaffiliated third parties.

•        We, CWS, and Ssquared are parties to an Exclusive Marketing Agreement dated April 1, 2021. Pursuant to that agreement, CWS and Ssquared granted us exclusive marketing rights regarding any of CWS and Ssquared’s products. Pursuant to that agreement, Sean Dollinger, our Chief Executive Officer and Director, and 50% owner of Ssquared, received 8,334 shares of our common stock (238 shares of common stock on a post-split basis), and KBROS, LLC, the owner of CWS and 50% owner of Ssquared, received 33,333 shares of our common stock (952 shares of common stock on a post-split basis).

•        Mr. Gregory Hoffman, a brother of Ms. Alexandra Hoffman, our director, entered into an advisor agreement with the Company on June 1, 2023, pursuant to which the Company issued to Mr. Hoffman 12,500 shares of common stock (357 shares of common stock on a post-split basis).

•        We and 1226053 B.C. Ltd, our shareholder, are parties to a debt settlement agreement, dated September 27, 2023, pursuant to which the Company issued to 1226053 B.C. Ltd 19,130 shares of common stock. 1226053 B.C. Ltd is a legal entity owned and controlled by Mr. Avtar Dhaliwal, a brother of Mr. Jay Dhaliwal, a former Director on our Board.

•        In August 2023, the Company entered into an independent contractor agreement with Catalyst LLC, for investor relations and advisory services with an entity for up to $1,000,000, for which the Company paid $500,000 through December 31, 2023. The contractor co-owns a company with the Company’s Chief Executive Officer, which is not controlled by LQR. Therefore, the contractor and his related entities are considered affiliates.

•        On November 1, 2023, LQR House Acquisition Corp. (the “Buyer”), a wholly owned subsidiary of the Company, and Ssquared entered into a Domain Name Transfer Agreement pursuant to which, Ssquared sold to the Buyer all right, title, and interest in and to the domain name www.cwspirits.com and trademark rights associated with the domain name in any jurisdiction, all Internet traffic through the domain name and all website content, together with any goodwill associated therewith in exchange for the payment by the Buyer of the purchase price of $10,000. The Company’s Chief Executive Officer and Director, Sean Dollinger, owns 50% of the equity of Ssquared, and the other 50% is owned by a minority shareholder of the Company, who is considered a related party.

•        On November 1, 2023, the Company entered into the Product Handling Agreement with KBROS. KBROS acts as the Company’s Product Handler, whereby they are entitled to compensation of $40,000 per month plus reimbursement for shipping and handling fees incurred by them for orders fulfilled through the CWS Platform, and bonus for reaching certain revenue milestones. The spouse of the Company’s former Chief Executive Officer and Director, is the President and controlling stockholder of KBROS, the managing member and director of Ssquared, and a minority shareholder with the Company.

•        On November 1, 2023, the Company entered into the Funding Commitment Agreement with KBROS. Pursuant to this agreement, the Company committed to provide annual funding to the Product Handler from time to time in the minimum amount of $2,500,000 to enable the Product Handler to purchase inventory from Company-approved vendors. The spouse of the Company’s former Chief Executive Officer and Director, is the President and controlling stockholder of KBROS, the managing member and director of Ssquared, and a minority shareholder with the Company.

•        On October 15, 2024, we entered into a Securities Purchase Agreement with David E. Lazar, our President and Director, pursuant to which he acquired 31,481 shares of common stock (which represented approximately 19.99% of our outstanding stock on October 15, 2024) at a price of $19.25 per share for proceeds of $606,000.

•        In October 2024, the Company entered into a settlement and release agreement with KBROS, and its controlling stockholder, for an aggregate amount equal to $4,100,000. The spouse of the Company’s former Chief Executive Officer and Director, is the President and controlling stockholder of KBROS, the managing member and director of Ssquared, and a minority shareholder with the Company.

•        In October 2024, the Company entered into a retention agreement with its Chief Financial Officer whereby a retention bonus of $550,000 was awarded for continued services.

•        In October 2024, the Company entered into a retention agreement with its Chief Executive Officer, and entities affiliated with the CEO, whereby a retention bonus of $850,000 was awarded for continued services.

•        In October 2024, the Company entered into a retention agreement with its Chief Marketing Officer, Jaclyn Hoffman, whereby a retention bonus of $285,000 was awarded for continued services.

•        In October 2024, the Company entered into a retention agreement with its Director, Alexandra Hoffman, whereby a retention bonus of $600,000 was awarded for continued services.

•        In October 2024, the Company entered into a settlement agreement with South Doll LP, its former landlord, pursuant to which the Company agreed to pay this entity $40,000. Sean Dollinger our Chief Executive Officer and Director, owns an entity that acts as a general partner of South Doll LP.

•        In October 2024, the Company entered into settlement agreement and general and mutual release with its independent director, James O’Brien, pursuant to which the Company settled outstanding liabilities amongst the parties in the amount of $30,000.

•        In October 2024, the Company entered into settlement agreement and general and mutual release with each of the following former independent directors of the Company: James Huber and Jay Dhaliwal, pursuant to which the Company settled outstanding liabilities with each of the directors for a amount of $30,000.

Related Person Transaction Policy

Under our policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

•        the risks, costs and benefits to us;

•        the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties or to or from employees generally

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

PROPOSAL 5 — APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING

If the Special Meeting is convened and a quorum is present, but the Company fails to receive a sufficient number of votes to approve the Proposals 1-4 at the Special Meeting, or if there is an insufficient number of votes to constitute a quorum, the Company may propose to adjourn or postpone the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposal. The Company currently does not intend to propose an adjournment or postponement at the Special Meeting if there are sufficient votes at the Special Meeting to approve Proposals 1-4.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes at the Special Meeting to approve Proposals 1-4. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned or postponed session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposals 1-4, including the solicitation of proxies from our stockholders that have previously voted.

Among other things, approval of Proposal 5 could mean that, even if we had received proxies representing a sufficient number of votes against Proposals 1-4 to defeat the proposal, we could adjourn the Special Meeting without a vote on Proposals 1-4 and use the additional time to solicit the holders of those shares to change their votes to vote in favor of Proposals 1-4.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for thirty (30) days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote of Stockholders

The approval of Proposal 5 requires the affirmative vote of a majority of the votes properly cast at the Special Meeting for such matter; provided, that in the absence of a quorum, the affirmative vote of a majority of the voting power present in person or by proxy at the Special Meeting and entitled to vote thereon is required for such matter. You may vote “for,” “against” or “abstain” with respect to Proposal 5. In the presence of a quorum, abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. In the absence of a quorum, abstentions and broker non-votes, if any, will have the same effect as a vote “against.”

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION AND VOTE OF ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL, THE DELAWARE REINCORPORATION PROPOSAL, THE INCREASE AUTHORIZED SHARES PROPOSAL AND THE DIRECTOR ELECTION PROPOSAL AT THE TIME OF THE SPECIAL MEETING, AND PROXIES SOLICITED BY OUR BOARD WILL BE VOTED IN FAVOR THEREOF, UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

(PROPOSAL 5 ON YOUR PROXY CARD).

GENERAL MATTERS

Stockholder Proposals for 2026 Annual Meeting

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.    To be considered for inclusion in the proxy statement for our 2026 annual meeting of stockholders, stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received by our Corporate Secretary, at LQR House Inc. no later than February 27, 2026. Stockholder proposals should be addressed to 6538 Collins Ave. Suite 344 Miami Beach, Florida 33141.

Requirements for Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting.    Stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary LQR House Inc. Stockholder nominations should be addressed to the Corporate Secretary, LQR House Inc., 6538 Collins Ave. Suite 344 Miami Beach, Florida 33141. To be timely for the 2026 annual meeting, the stockholder’s notice must be delivered to or mailed and received by us not before February 27, 2026. If the date of the 2026 annual meeting is moved by more than 30 days before or after the anniversary date of the 2025 annual meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials for the 2026 annual meeting is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Exchange Act.

Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth above and will not be placed on the agenda for the 2026 annual meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

Annual Report

Upon written request, the Company will provide without charge to each stockholder who does not otherwise receive a copy of our Company’s annual report to stockholders a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC, except for exhibits.

Please address all requests to:

LQR House Inc.

Attn: Corporate Secretary

6538 Collins Ave. Suite 344

Miami Beach, Florida 33141

Householding of Proxy Materials

SEC rules concerning the delivery of proxy materials allow us or your broker to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements.

We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the notice or proxy materials was delivered. You may make a written or oral request by sending a notification to our Corporate Secretary at the address above, providing your name, your shared address, and the address to which we should direct the additional copy of the proxy materials. Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. You may also access any document we file with the SEC on our website at or in the “SEC Filings” tab of the “Investors” section of our website at www.lqrhouse.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement, and you should not consider that information a part of this proxy statement.

You should rely on the information contained in this document to vote your shares at the Special Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated January 28, 2026. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

Annex A

FORM OF CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION OF

LQR HOUSE INC.

LQR House Inc., a corporation organized and existing in the State of Nevada (the “Corporation”), hereby certifies as follows:

1.      The name of the Corporation is LQR House Inc. (the “Corporation”).

3.      The first paragraph of Article 8 of the Articles of Incorporation of the Corporation, as amended, shall be amended to read as follows:

The number of shares of stock which the Corporation shall have authority to issue is 1,500,000,000 shares, $0.0001 par value per share, all of which shares are designated as common stock (“Common Stock”).

2.      The following second paragraph shall be added after the first paragraph of Article 8 of the Articles of Incorporation of the Corporation, as amended, to read as follows:

“Reverse Stock Split. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”), each share of the Corporation’s common stock, par value $0.0001 per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [____] (___)1 shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation (the “New Common Stock”) (the “Reverse Stock Split”). No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split; any fractional shares resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock at the participant level, and all shares of Common Stock eliminated as a result of the Reverse Stock Split will be cancelled. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid. The Reverse Stock Split shall not have effect on the authorized number or par value of the capital stock of the Corporation.”

3.      Except as set forth in this Certificate of Amendment of Articles of Incorporation, the Articles of Incorporation of the Corporation, as amended, shall remain in full force and effect.

____________

1        The Board of Directors will have the discretion to effect the Reverse Stock Split at a ratio of any whole number between 1-for-40 and 1-for-800.

A-1

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed on [*], 2026.

By:
Name:	Sean Dollinger
Title:	Chief Executive Officer

A-2

Annex B

PLAN OF Conversion

Converting

LQR HOUSE INC.
(a Nevada corporation)

into

LQR HOUSE INC.
(a Delaware corporation)

This Plan of Conversion (this “Plan”) is adopted as of February __, 2026 for the conversion of LQR House Inc., a Nevada corporation (the “Converting Entity”), into LQR House Inc., a Delaware corporation (the “Converted Entity”) (the “Conversion”).

ARTICLE I

Conversion

1.01.      The Conversion. The Converting Entity shall effect the Conversion into the Converted Entity in accordance with and subject to the terms of this Plan and pursuant to the terms and conditions of Section 92A.195 of the Nevada Revised Statutes (the “Nevada Statutes”) and Section 265 of the Delaware General Corporation Law (the “DGCL”). At the Effective Time (as defined in Section 1.03 hereof), the Converting Entity shall be converted into the Converted Entity, and the separate existence of the Converting Entity shall cease, all with the effect provided in the Nevada Statutes and the DGCL; including without limitation, that all of the rights, privileges and powers of the Converting Entity and all property, real, personal and mixed, and all debts due to the Converting Entity, as well as all other things and causes of action belonging to the Converting Entity and all liabilities and obligations of the Converting Entity shall be transferred to and vested in the Converted Entity, as the surviving entity, and shall thereafter be the property and obligations of the Converted Entity as they were of the Converting Entity prior to the Conversion, and no such assets or liabilities shall revert or be in any way impaired by reason of the Conversion.

1.02.      Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors (the “Board”) and the shareholders (the “Shareholders”) of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a) executing and filing (or causing the execution and filing of) (i) an Articles of Conversion pursuant to Section 92A.195 of the Nevada Statutes with the Secretary of State of the State of Nevada and (ii) a Certificate of Conversion pursuant to Section 265 of the DGCL with the Secretary of State of the State of Delaware, each in a form reasonably acceptable to any officer of the Converting Entity ((i) and (ii), collectively, the “Certificates of Conversion”); and

(b) executing, acknowledging and filing (or causing the execution, acknowledgment and filing of) a Certificate of Incorporation of the Corporation substantially in the form of Exhibit A attached hereto (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware.

1.03.      Effectiveness. The Conversion shall have become effective immediately upon the filing of the Certificates of Conversion and the Certificate of Incorporation (the “Effective Time”). As of the Effective Time, the Converted Entity will be governed by the terms and conditions of the Certificate of Incorporation and the Bylaws of the Converted Entity substantially in the form of Exhibit B attached hereto, each as amended from time to time, and the DGCL.

1.04.      Approval of Conversion. In accordance with law, the Conversion and the Plan have been approved by the Board and a majority of the Shareholders. The members of the Board and the majority of the Shareholders have waived any and all notice requirements required by applicable law in connection with the Conversion.

1.05.      Further Assurances. If at any time the Converting Entity, or its successors or assigns, shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable to (a) vest, perfect or confirm, of record or otherwise, in the Converted Entity its rights, title or interest in, to or under any of the rights, properties or assets of the Converting Entity acquired or to be acquired by the Converted Entity as a result of, or in connection with, the Conversion, or (b) otherwise carry out the purposes of this Plan, the Converting Entity and its proper officers and the Board shall be deemed to have granted to the Converted Entity an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Converted Entity and otherwise to carry out the purposes of this Plan; and the proper officers and directors of the Converted Entity are fully authorized in the name of the Converting Entity or otherwise to take any and all such actions.

1.06.      Tax Treatment. It is the desire and intent of the Converting Entity and its Board and Shareholders that the Conversion will be a tax free contribution of all the assets and liabilities from the Converting Entity to the Converted Entity in exchange for stock in the Converted Entity under Section 351 of the Internal Revenue Code of 1986, as amended (the “IRC”), and that the Converting Entity will distribute tax free, in liquidation of the Converting Entity, the stock of the Converted Entity to the Shareholders of the Converting Entity under IRC §731, and will not be considered a taxable sale or exchange under IRC §708. To the greatest extent practicable, all provisions of this Plan shall be interpreted in a manner consistent with this intent.

ARTICLE II

Securities

2.01.      Conversion of Securities. At the Effective Time, all of the shares of the common stock (the “Original Shares”) of the Converting Entity shall be converted into the number of validly issued, fully-paid and non-assessable shares of the common stock, par value $0.0001, of the Converted Entity (the “Common Stock”), together with the assumption and adjustment of any options, restricted stock units or warrants and the status of any preferred stock, as set forth on Schedule A attached hereto.

2.02.      Securities of the Converting Entity. Except as otherwise provided in Section 2.01, all of the Original Shares shall, as of the Effective Time, by virtue of the Conversion and without any action on the part of the Shareholders, be canceled and extinguished and converted into that number of shares of Common Stock set forth beside the applicable shareholder’s name on Schedule A and otherwise in accordance with the terms and conditions of any agreement by and between the Converting Entity and any shareholder concerning such shareholder’s Original Shares. All such outstanding Original Shares, when so converted, shall no longer be outstanding and shall automatically be canceled and the former holders thereof shall cease to have any rights with respect thereto, except the right to receive the Common Stock as provided herein. Upon issuance pursuant to the Conversion, all shares of Common Stock so issued will be duly authorized, validly issued, fully-paid and non-assessable.

ARTICLE III

Miscellaneous

3.01.      Termination. This Plan may be terminated and the Conversion contemplated hereby may be abandoned at any time prior to the Effective Time by action of the Shareholders if it is determined that for any reason the completion of the transactions provided for herein would be inadvisable or not in the best interests of the Converting Entity or the Shareholders. In the event of such termination and abandonment, this Plan shall become void and neither the Converting Entity nor its equity holders, officers or directors shall have any liability or rights with respect to such termination and abandonment.

3.02.      Amendment. This Plan may be supplemented, amended or modified by consent of the Shareholders. No amendment of any provision hereof shall be valid unless the same shall be in writing and approved by the Shareholders in accordance with this Section 3.02.

3.03.      Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

3.04.      Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

3.05.      Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

3.06.      Entire Agreement. This Plan, including the documents and instruments referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the Converting Entity and the Converted Entity, with respect to the subject matter hereof.

* * * *

[Schedule A]

Name	Number of Original Shares	Number of Shares of Common Stock

Exhibit A

Certificate of Incorporation

(See Attached)

Exhibit B

Bylaws

(See Attached)

Annex C

CERTIFICATE OF INCORPORATION

OF

LQR HOUSE INC.

Dated: February __, 2026

FIRST:    The name of the corporation is LQR House Inc. (the “Corporation”).

SECOND:    The address of the Corporation’s registered office in the State of Delaware is Cogency Global, 850 New Burton Road, Suite 201, Dover, Delaware 19904, and the name of the Corporation’s registered agent at such address is Cogency Global Inc.

THIRD:    The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (the “DGCL”).

FOURTH:    The Corporation is authorized to issue an aggregate of 2,500,000,000 shares of capital stock, which shall consist of: (i) 2,000,000,000 shares of common stock, $0.0001 par value per share (“Common Stock”); and (ii) 500,000,000 blank check preferred stock $0.0001 par value per share (“Blank Check Preferred Stock”). The Blank Check Preferred Stock may be issued from time to time and in one or more series. The Board of Directors of the Corporation is authorized to create, designate and determine or alter the powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Blank Check Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Blank Check Preferred Stock, to increase or decrease (but not below the number of shares of any such series of Preferred Stock then outstanding) the number of shares of any such series of Blank Check Preferred Stock, and to fix the number of shares of any series of Blank Check Preferred Stock. In the event that the number of shares of any series of Blank Check Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series of Blank Check Preferred Stock subject to the requirements of applicable law.

FIFTH:    Subject to the provisions of the DGCL, the number of Directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

SIXTH:    To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which the DGCL permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL. Any amendment, repeal or modification of the foregoing provisions of this Article SIXTH shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

SEVENTH:    To the fullest extent permitted by law, no person who is or was at any time a director or officer, as applicable, of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such person as a director or officer; provided, however, that, unless and except to the extent otherwise permitted from time to time by applicable law, the provisions of this Article SEVENTH shall not eliminate or limit the liability of a director or officer (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for any act or omission by the director which is not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article SEVENTH shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any act or omission of such director or officer occurring prior to such amendment or repeal.

EIGHTH:    In furtherance and not in limitation of the general powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend, repeal or rescind any or all of the Bylaws of the Corporation, except as specifically stated therein.

NINTH:    Except as otherwise required by the laws of the State of Delaware, the stockholders and Directors shall have the power to hold their meetings and to keep the books, documents and papers of the Corporation outside of the State of Delaware, and the Corporation shall have the power to have one or more offices within or without the State of Delaware, at such places as may be from time to time designated by the Bylaws or by resolution of the Directors. Elections of Directors need not be by ballot unless the Bylaws of the Corporation shall so provide.

TENTH:    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ELEVENTH:    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the bylaws of the Corporation or (iv) any action asserting a claim governed by the internal affairs doctrine.

TWELFTH:    The name and address of the incorporator is Sean Dollinger, 6538 Collins Ave, Suite 344 Miami Beach, FL 33141.

THIRTEENTH:    This Certificate of Incorporation shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being the incorporator hereinabove named, does hereby execute this Certificate of Incorporation as of the date first set forth above.

Sean Dollinger Incorporator

Annex D

AMENDED AND RESTATED BYLAWS
OF
LQR HOUSE INC.

Adopted on February __, 2026

___________________________________________________

ARTICLE I
OFFICES

1.1         Registered Office. The registered office and registered agent of LQR House Inc. (the “Corporation”) shall be, as from time to time, set forth in the Corporation’s Articles of Incorporation.

1.2         Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS’ MEETINGS

2.1         Place of Meetings. Meetings of stockholders may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Stockholders and certain other persons permitted by the Corporation to attend a meeting of stockholders may participate in the meeting through remote communication, including, without limitation, electronic communications, videoconferencing, teleconferencing or other available technology, if the Corporation has implemented reasonable measures to (a) verify the identity of each person participating through such means as a stockholder or permitted person and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

2.2         Annual Meeting.

(a)         The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

(b)         At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Section, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) such other business must be a proper matter for stockholder action under the Delaware General Corporation Law, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice (as defined in this Section), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section. To be timely, a stockholder’s notice shall be delivered to the Secretary by registered mail at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received (i) not earlier than the close of business on the one hundred twentieth (120th) day prior to the currently proposed annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or (ii) by the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made, whichever of (i) or (ii) occurs first. In the event that an annual meeting has not been previously held, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(c)         Notwithstanding anything in the second sentence of paragraph (b) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(d)         Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(e)         Notwithstanding the foregoing provisions of this Section, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(f)          For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Accesswire, Market Wire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

2.3         Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, by the Articles of Incorporation or by these Bylaws, may be called by the Chief Executive Officer or the President, or shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of the holders of at least 33 1/3% of all the shares issued, outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

2.4         Notice of Meetings. Written notice stating (a) the date and time of the meeting, (b) the means of remote communication, if any, by which stockholders and proxies shall be deemed to be present in person and vote at the meeting, (c) unless the meeting is to be held solely by remote communication, the physical location of the meeting, and (d) except in the case of the annual meeting, the purpose or purposes for which the meeting is called, must be delivered personally, mailed postage prepaid or delivered as provided in Section 7.1 to each stockholder of record entitled to vote at the meeting not less than ten (10) nor more than sixty (60) days before the meeting. If mailed, it must be directed to the stockholder at his or her address as it appears upon the records of the Corporation.

2.5         Quorum; Adjournment. At all meetings of the stockholders, the presence in person or by proxy of the holders of 33 1/3% of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws. If a meeting of stockholders is adjourned, notice of the following information need not be delivered if the information is announced at the meeting at which the adjournment is taken: (a) the date and time of the adjourned meeting; (b) the means of remote communication, if any, by which stockholders and proxies shall be deemed to be present in person and vote at the adjourned meeting; and (c) unless the adjourned meeting is to be held solely by remote communication, the physical location of the adjourned meeting. If a new record date is fixed for an adjourned or postponed meeting, notice of the adjourned or postponed meeting must be delivered to each stockholder of record as of the new record date. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.6         Voting. Each outstanding share of the Corporation’s capital stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are otherwise provided by applicable law or the Articles of Incorporation. When a quorum is present at any meeting of the Corporation’s stockholders, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless the question is one upon which, by express provision of law, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Voting for directors shall be in accordance with Section 3.2 of these Bylaws.

2.7         Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy, a stockholder may sign a writing authorizing another person or persons to act for him or her as proxy. Any copy, communication by electronic transmission or other reliable reproduction of the writing may be substituted for the original writing for any purpose for which the original writing could be used, if the copy, communication by electronic transmission or other reproduction is a complete reproduction of the entire original writing. Except as otherwise provided below, no such proxy is valid after the expiration of six (6) months from the date of its creation unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven (7) years from the date of its creation. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. Unless otherwise provided in the proxy, a proxy made irrevocable is revoked when the interest with which it is coupled is extinguished, but the Corporation may honor the proxy until notice of the extinguishment of the proxy is received by the Corporation.

2.8         Record Date; Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such record date to be not less than ten (10) nor more than sixty (60) days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten (10) nor more than sixty (60) days prior to such meeting. If a record date for a meeting of stockholders is not fixed by the Board of Directors, the record date is at the close of business on the day before the day on which the first notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders applies to any adjournment or postponement of the meeting unless the Board of Directors fixes a new record date for the adjourned or postponed meeting. The Board of Directors must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the meeting date set for the original meeting.

2.9         Action by Consent. Any action required or permitted by law, the Articles of Incorporation, or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

ARTICLE III
BOARD OF DIRECTORS

3.1         Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation, a stockholders’ agreement or these Bylaws directed or required to be exercised or done by the stockholders.

3.2         Qualification; Election; Term. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. The directors shall be elected by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor shall be elected and qualified.

3.3         Number. The initial number of directors of the Corporation shall be at least one (1), but no more than seven (7). Thereafter, the number of directors of the Corporation shall be fixed as the Board of Directors may from time to time designate. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

3.4         Resignation. Any director may resign at any time by delivering his or her notice in writing to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors.

3.5         Removal. Any director may be removed either for or without cause only by the affirmative vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

3.6         Vacancies. All vacancies on the Board of Directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

3.7         Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors. The members of the Board of Directors or of any committee thereof may participate in a meeting of the Board or committee through electronic communications, videoconferencing, teleconferencing or other available technology if the Corporation has implemented reasonable measures to (a) verify the identity of each person participating through such means as a director or committee member, as the case may be, and (b) provide the directors or committee members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or committee members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.

3.8         Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors.

3.9         Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer or the President on oral or written notice to each director, given either personally, by telephone, by telegram, by mail, by facsimile or by e-mail at least twenty-four (24) hours prior to the time of the meeting. Special meetings shall be called by the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of any director. Except as may be otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need to be specified in a notice or waiver of notice.

3.10       Quorum and Voting. At all meetings of the Board of Directors the presence of a majority of the number of directors then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

3.11       Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors.

3.12       Compensation of Directors. Directors shall receive such compensation for their services, and reimbursement for their expenses as the Board of Directors, by resolution, shall establish, provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

3.13       Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate committees, each committee to consist of one or more directors of the Corporation, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. Each committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the full Board of Directors is required by statute or by the Articles of Incorporation. Unless the Board of Directors shall otherwise provide, regular meetings of the committee appointed pursuant to this Section shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE IV
OFFICERS

4.1         In General. The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Chief Financial Officer, and a Secretary. The Board of Directors may also elect a Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, Assistant Vice Presidents and Assistant Secretaries. Any two or more offices may be held by the same person.

4.2         Subordinate Officers. The Board of Directors may appoint, or may empower the Chairman of the Board of Directors, the Chief Executive Officer or the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors or such delegate may from time to time determine.

4.3         Election and Term. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect the officers, none of whom need be a member of the Board of Directors. Each officer of the Corporation shall hold office until his death, or his resignation or removal from office, or the election and qualification of his successor, whichever shall first occur.

4.4         Resignation. Any officer may resign at any time by giving notice in writing or by electronic transmission notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

4.5         Removal. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

4.6         Duties of Officers.

(a)         Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(b)         Chief Executive Officer. The powers and duties of the Chief Executive Officer are: (a) to act as the general manager and chief executive officer of the Corporation and, subject to the direction of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation; (b) to preside at all meetings of the stockholders and, in the absence of the Chairman of the Board of Directors or if there is no Chairman of the Board of Directors, at all meetings of the Board of Directors; (c) to call meetings of the stockholders and meetings of the Board of Directors to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as he or she shall deem proper; and (d) to affix the signature of the Corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation, to sign certificates for shares of stock of the Corporation, and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.

(c)         President. The powers and duties of the President are: (a) subject to the authority granted to the Chief Executive Officer, if any, to act as the general manager of the Corporation and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation; (b) to preside at all meetings of the stockholders and Board of Directors in the absence of the Chairman of the Board of Directors and the Chief Executive Officer or if there be no Chairman of the Board of Directors or Chief Executive Officer; and (c) to affix the signature of the Corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the President, should be executed on behalf of the Corporation, to sign certificates for shares of stock of the Corporation, and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d)         Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e)         Chief Financial Officer. The powers and duties of the Chief Financial Officer are: (a) to supervise and control the keeping and maintaining of adequate and correct accounts of the Corporation’s properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares; (b) to have the custody of all funds, securities, evidences of indebtedness and other valuable documents of the Corporation and, at his or her discretion, to cause any or all thereof to be deposited for the account of the Corporation with such depository as may be designated from time to time by the Board of Directors; (c) to receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of the Corporation; (d) to disburse, or cause to be disbursed, all funds of the Corporation as may be directed by the Chief Executive Officer, the President or the Board of Directors, taking proper vouchers for such disbursements; (e) to render to the Chief Executive Officer, the President or to the Board of Directors, whenever either may require, accounts of all transactions as Chief Financial Officer and of the financial condition of the Corporation; and (f) generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors or these Bylaws. The Chief Financial Officer may direct the any Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

(f)          Secretary. The powers and duties of the Secretary are: (a) to keep a book of minutes at the principal executive office of the Corporation, or such other place as the Board of Directors may order, of all meetings of its directors and stockholders, whether regular or special, the notice thereof given, the names of those present at directors’ meetings, the number of shares present or represented at stockholders’ meetings and the proceedings thereof; (b) to keep the seal of the Corporation and to affix the same to all instruments which may require it; (c) to keep or cause to be kept at the principal executive office of the Corporation, or at the office of the transfer agent or agents, a record of the stockholders of the Corporation; (d) to keep a supply of certificates for shares of the Corporation, to fill in and sign all certificates issued or prepare the initial transaction statement or written statements for uncertificated shares, and to make a proper record of each such issuance, provided that so long as the Corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents; (e) to transfer upon the share books of the Corporation any and all shares of the Corporation, provided that so long as the Corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents; and (f) to make service and publication of all notices that may be necessary or proper and without command or direction from anyone. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

4.7         Divisional and Other Officers Appointed by the Chief Executive Officer or President. The Chief Executive Officer, or President if there is no Chief Executive Officer, shall have the power, in the exercise of his or her discretion, to appoint additional persons to hold positions and titles such as vice president of a division of the Corporation or president of a division of the Corporation, or similar such titles, as the business of the Corporation may require, subject to such limits in appointment power as the Board of Directors may determine. The Board of Directors shall be advised of any such appointment at a meeting of the Board of Directors, and the appointment shall be noted in the minutes of the meeting. The minutes shall clearly state that such persons are non-corporate officers appointed pursuant to this Section. Each such appointee shall have such title, shall serve in such capacity and shall have such authority and perform such duties as the Chief Executive Officer or President shall determine. Appointees may hold titles such as “president” of a division or other group within the Corporation, or “vice president” of a division or other group within the Corporation. However, any such appointee, absent specific election by the Board of Directors as an elected corporate officer, (a) shall not be considered an officer elected by the Board of Directors pursuant to this Article IV and shall not have the executive powers or authority of corporate officers elected pursuant to this Article IV and (b) shall be empowered to represent himself or herself to third parties as a divisional or group vice president or other title permitted, as applicable, only, and shall be empowered to execute documents, bind the Corporation or otherwise act on behalf of the Corporation only as authorized by the Chief Executive Officer or the President or by resolution of the Board of Directors.

4.8         Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

4.9         Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts which will contain such terms and conditions as the Board of Directors deems appropriate.

ARTICLE V
SHARES OF STOCK

5.1         Form of Certificates. The Corporation may, but is not required to, deliver to each stockholder a certificate or certificates, in such form as may be determined by the Board of Directors, representing shares to which the stockholder is entitled. Such certificates shall be consecutively numbered and shall be registered on the books and records the Corporation or its transfer agent as they are issued. Each certificate shall state on the face thereof the holder’s name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value.

5.2         Shares without Certificates. The Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series. The issuance of uncertificated shares has no effect on existing certificates for shares until surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Unless otherwise provided by the Delaware General Corporation Law, the rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the stockholder a written statement containing the information required on the certificates pursuant to Section 5.1. At least annually thereafter, the Corporation shall provide to its stockholders of record, a written statement confirming the information contained in the informational statement previously sent pursuant to this Section.

5.3         Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued, or that uncertificated shares be issued, in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or a new certificate or uncertificated shares.

5.4         Restrictions on Transfer. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the sale, transfer, assignment, pledge, or other disposal of or encumbering of any of the shares of stock of the Corporation or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

5.5         Right of First Refusal. No stockholder shall Transfer any of the shares of stock of the Corporation, except by a Transfer which meets the requirements set forth below:

(a)         If a stockholder desires to sell or otherwise Transfer any of his shares of stock, then the stockholder shall first give written notice thereof to the Corporation. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed Transfer.

(b)         For thirty (30) days following receipt of such notice, the Corporation shall have the option to purchase the shares specified in the notice at the price and upon the terms set forth in such notice; provided, however, that, with the consent of the stockholder, the Corporation shall have the option to purchase a lesser portion of the shares specified in said notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other Transfer in which the proposed transferee is not paying the full price for the shares, and that is not otherwise exempted from the provisions of this Section, the price shall be deemed to be the fair market value of the stock at such time as determined in good faith by the Board of Directors. In the event the Corporation elects to purchase all of the shares or, with consent of the stockholder, a lesser portion of the shares, it shall give written notice to the transferring stockholder of its election and settlement for said shares shall be made as provided below in paragraph (d) of this Section.

(c)         The Corporation may assign its rights hereunder.

(d)         In the event the Corporation and/or its assignee(s) elect to acquire any of the shares of the transferring stockholder as specified in said transferring stockholder’s notice, the Secretary of the Corporation shall so notify the transferring stockholder and settlement thereof shall be made in cash within thirty (30) days after the Secretary of the Corporation receives said transferring stockholder’s notice; provided that if the terms of payment set forth in said transferring stockholder’s notice were other than cash against delivery, the Corporation and/or its assignee(s) shall pay for said shares on the same terms and conditions set forth in said transferring stockholder’s notice.

(e)         In the event the Corporation and/or its assignees(s) do not elect to acquire all of the shares specified in the transferring stockholder’s notice, said transferring stockholder may, subject to the Corporation’s approval and all other restrictions on Transfer located in Section 5.4 of these Bylaws, within the sixty (60) day period following the expiration or waiver of the option rights granted to the Corporation and/or its assignees(s) herein, Transfer the shares specified in said transferring stockholder’s notice which were not acquired by the Corporation and/or its assignees(s) as specified in said transferring stockholder’s notice. All shares so sold by said transferring stockholder shall continue to be subject to the provisions of this bylaw in the same manner as before said Transfer.

(f)          Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the right of first refusal in paragraph (a) of this Section:

(i)          A stockholder’s Transfer of any or all shares held either during such stockholder’s lifetime or on death by will or intestacy to such stockholder’s immediate family or to any custodian or trustee for the account of such stockholder or such stockholder’s immediate family or to any limited partnership of which the stockholder, members of such stockholder’s immediate family or any trust for the account of such stockholder or such stockholder’s immediate family will be the general or limited partner(s) of such partnership. “Immediate family” as used herein shall mean spouse, lineal descendant, father, mother, brother, or sister of the stockholder making such Transfer;

(ii)         A stockholder’s bona fide pledge or mortgage of any shares with a commercial lending institution, provided that any subsequent Transfer of said shares by said institution shall be conducted in the manner set forth in this bylaw;

(iii)        A stockholder’s Transfer of any or all of such stockholder’s shares to the Corporation or to any other stockholder of the Corporation;

(iv)        A stockholder’s Transfer of any or all of such stockholder’s shares to a person who, at the time of such Transfer, is an officer or director of the Corporation;

(v)         A corporate stockholder’s Transfer of any or all of its shares pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the corporate stockholder, or pursuant to a sale of all or substantially all of the stock or assets of a corporate stockholder;

(vi)        A corporate stockholder’s Transfer of any or all of its shares to any or all of its stockholders; or

(vii)       A Transfer by a stockholder which is a limited or general partnership to any or all of its partners or former partners in accordance with partnership interests.

In any such case, the transferee, assignee, or other recipient shall receive and hold such stock subject to the provisions of this Section and the transfer restrictions in Section 5.4, and there shall be no further Transfer of such stock except in accord with this Section and the transfer restrictions in Section 5.4.

(g)         The provisions of this bylaw may be waived with respect to any Transfer either by the Corporation, upon duly authorized action of its Board of Directors, or by the stockholders, upon the express written consent of the owners of a majority of the voting power of the Corporation (excluding the votes represented by those shares to be transferred by the transferring stockholder). This bylaw may be amended or repealed either by a duly authorized action of the Board of Directors or by the stockholders, upon the express written consent of the owners of a majority of the voting power of the Corporation.

(h)         Any Transfer, or purported Transfer, of securities of the Corporation shall be null and void unless the terms, conditions, and provisions of this bylaw are strictly observed and followed.

(i)          The foregoing right of first refusal shall terminate upon the date securities of the Corporation are first offered to the public pursuant to a registration statement or offering statement filed with, and declared effective or qualified by, as applicable, the SEC under the Securities Act of 1933, as amended.

(j)          The certificates representing shares of stock of the Corporation shall bear on their face the following legend so long as the foregoing right of first refusal remains in effect:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE CORPORATION.”

(k)         To the extent this Section conflicts with any written agreements between the Corporation and the stockholder attempting to Transfer shares, such agreement shall control.

5.6         Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI
INDEMNIFICATION

6.1         Directors and Executive Officers. The Corporation shall indemnify its directors and executive officers (for the purposes of this Article, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the Delaware General Corporation Law or any other applicable law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the Corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (a) such indemnification is expressly required to be made by law, (b) the proceeding was authorized by the Board of Directors of the Corporation, (c) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law or any other applicable law or (d) such indemnification is required to be made under Section 6.4.

6.2         Other Officers, Employees and Other Agents. The Corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except such executive officers to officers or other persons as the Board of Directors shall determine.

6.3         Expenses. The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding, provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. Notwithstanding the foregoing, unless otherwise determined pursuant to Section 6.5, no advance shall be made by the Corporation to an executive officer of the Corporation (except by reason of the fact that such executive officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (a) by a majority vote of a quorum consisting of directors who were not parties to the proceeding, even if not a quorum, or (b) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (c) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

6.4         Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Article VI shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or executive officer. Any right to indemnification or advances granted by this Article VI to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (a) the claim for indemnification or advances is denied, in whole or in part, or (b) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law or any other applicable law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise as a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law or any other applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

6.5         Non-Exclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law or any other applicable law.

6.6         Survival of Rights. The rights conferred on any person by this Article VI shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

6.7         Insurance. To the fullest extent permitted by the Delaware General Corporation Law, or any other applicable law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Article VI.

6.8         Amendments. Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

6.9         Saving Clause. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law. If this Article VI shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each director and executive officer to the full extent under applicable law.

6.10       Certain Definitions. For the purposes of this Article VI, the following definitions shall apply:

(a)         The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(b)         The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(c)         The term the “Corporation” shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving Corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(d)         References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(e)         References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

ARTICLE VII
NOTICES

7.1         Form of Notice. Whenever required by law, the Articles of Incorporation or these Bylaws, notice is to be given to any director or stockholder, and no provision is made as to how such notice shall be given, such notice may be given in writing, by mail, postage prepaid, addressed to such director or stockholder at such address as appears on the books and records of the Corporation or its transfer agent. A notice or other communication may also be delivered by electronic transmission if the electronic transmission contains or is accompanied by information from which the recipient can determine the date of the transmission. Unless otherwise agreed between sender and recipient, an electronic transmission is received when it enters an information processing system that the recipient has designated or uses for the purpose of receiving electronic transmissions or information of the type sent and it is in a form ordinarily capable of being processed by that system. Except as otherwise provided by these Bylaws or specific statute, any notice or other communication, if in a comprehensible form or manner, is effective at the earliest of the following: (a) if in a physical form, when it is left at the address of a director or stockholder as it appears upon the records of the Corporation, the residence or usual place of business of a director or stockholder or the stockholder’s principal place of business; (b) if mailed by United States mail postage prepaid and correctly addressed to a director or stockholder, upon deposit in the United States mail; or (c) if oral, when communicated.

7.2         Waiver. Whenever any notice is required to be given to any stockholder or director of the Corporation as required by law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a stockholder or director at a meeting shall constitute a waiver of notice of such meeting, except where such stockholder or director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

7.3         Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

7.4         Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

7.5         Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the Delaware General Corporation Law, any notice given under the provisions of the Delaware General Corporation Law, the Articles of Incorporation or these Bylaws, shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the Corporation within sixty (60) days of having been given notice by the Corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the Corporation.

ARTICLE VIII
GENERAL PROVISIONS

8.1         Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.2         Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 5.1 of these Bylaws), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

8.3         Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, or any Vice President.

8.4         Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Delaware General Corporation Law and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty (60) days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

8.5         Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved shall not be available for the payment of dividends or other distributions by the Corporation.

8.6         Books and Records. The Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

8.7         Corporate Seal. The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

8.8         Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

8.9         Interpretation and Construction. Reference in these Bylaws to any provision of the Delaware General Corporation Law shall be deemed to include all amendments thereof. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of the provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in this Section 8.9, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws, and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

8.10       Amendment. The Board of Directors shall have the exclusive power to amend, modify or repeal these Bylaws, or adopt any new provision.

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CERTIFICATE OF ADOPTION OF BYLAWS

OF

LQR HOUSE INC.

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of LQR House Inc., a Delaware corporation (the “Corporation”), and that the foregoing Bylaws were adopted as the Corporation’s bylaws as of the date hereof by the Corporation’s Board of Directors.

The undersigned has executed this Certificate as of February __, 2026.

Sean Dollinger Chief Executive Officer

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log on using the below control number. Voting will be open until 11:59 p.m., Eastern Time, February 22, 2026. CONTROL # VOTE BY EMAIL Mark, sign and date your proxy card and send it to vote@vstocktransfer.com. VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. ATTEND THE VIRTUAL MEETING If you would like to attend the Special Meeting, please register for the 2026 Special Meeting of Stockholders to be held on February 23, 2026, at 10:00 a.m., Eastern Time, via the following URL: https://meeting.vstocktransfer.com/ LQRHOUSEINCFEB26 Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. 2026 Special Meeting of Stockholders Proxy Card – LQR House Inc. DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL LISTED PROPOSALS. Proposal 1. Reverse Stock Split Proposal: To approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to effect, at the discretion of the Board of Directors, at any time prior to or on February 23, 2028, one or more reverse stock splits of the Company’s common stock at a ratio in the range of 1-for-40 to 1-for-800. FOR AGAINST ABSTAIN Proposal 2. Delaware Reincorporation Proposal: To approve the reincorporation of the Company from the State of Nevada to the State of Delaware by conversion. FOR AGAINST ABSTAIN Proposal 3. Increase of Authorized Stock Proposal: To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, from 350,000,000 to 1,500,000,000 shares. FOR AGAINST ABSTAIN Proposal 4. Director Election Proposal: To elect five directors for a term of one year or until their respective successors are duly elected and qualified. 4A. Hong Chun Yeung FOR ABSTAIN 4B. Yilin Lu 4C. Lijun Chen 4D. Kah Loong Randy Yeo 4E. Hon Kit Anthony Kwong AGAINST FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Proposal 5. Adjournment Proposal: To approve the adjournment of the Special Meeting from time to time, including for the purpose of soliciting additional proxies, if there are insufficient votes at the time of the Special Meeting to approve any of the foregoing proposals. FOR AGAINST ABSTAIN Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. * SPECIMEN * AC:ACCT999 90.00

LQR House Inc. 2026 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 23, 2026 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS The Proxy Material for this Meeting is available online at: http://ts.vstocktransfer.com/irhlogin/ LQRHOUSEINC To Register for the Virtual Meeting, Please Visit: https://meeting.vstocktransfer.com/ LQRHOUSEINCFEB26 DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS proxy is solicited This on behalf of the Board of Directors of LQR House Inc. (the “Company”) for use at the Special Meeting of Stockholders to be held on February 23, 2026, at 10:00 a.m., Eastern Time, in a virtual meeting format, and at any adjournments or postponements thereof. The undersigned hereby appoints Sean Dollinger and Yilin Lu, and each of them, as proxies, each with full power of substitution, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on February 23, 2026, and at any adjournments or postponements thereof, upon the matters set forth on the reverse and described in the accompanying proxy statement, and in their discretion upon any other business that may properly come before the Special Meeting. If this proxy is properly executed and returned, it will be voted as specified below. If no specification is made, this proxy will be voted FOR Proposals 1, 2 and 3, FOR the election of all nominees in Proposal 4, and FOR Proposal 5. Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by LQR House Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings. Email Address: PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)